UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247
(Address of principal executive offices)  (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247
(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:6/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT	June 30, 2008 – Unaudited

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Dynamic Growth Fund
t	Johnson Disciplined Large-Cap Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Disciplined Small-Cap Fund
t	Johnson Realty Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund
Investment Adviser:
Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS	June 30, 2008 – Unaudited

OUR MESSAGE TO YOU
August 15, 2008
Dear Shareholder:
We are pleased to present you with the Johnson Mutual Funds’ June 30, 2008 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.
The first half of the year was a volatile period for the equity markets. Concerns resulting from the credit crunch of last year carried over into the new year and continued to cast a shadow on investor optimism. A continuing decline in the housing market weighed on prospects for an economic upswing. Financial stocks were hit hard by concerns about liquidity, triggered in part by the unprecedented meltdown and subsequent rescue of Bear Stearns. Many banking and financial stocks saw their value decline sharply in the first two quarters. Inflation, especially the rise in food and energy costs, curtailed consumer spending while boosting the energy and raw materials sectors. Exporting companies also were propped up by a weak dollar, which increased foreign demand for U.S. goods. The Dow Jones Industrial Average declined 13.4% in the first half of the year. The broader market averages fared somewhat better. The S&P 500® Index declined 11.9% while the Nasdaq® Composite declined 13.6% through June 30th. The Russell 2000®, an index of small-cap stocks, declined 9.4% in the first half of the year. Real estate investment trusts (REITS) fared better, however, as the NAREIT index declined 3.6% for the same period.
The fixed income markets have provided some safety from the volatility and declines of the equity markets. The flight to quality that was evident early in the year reversed course somewhat throughout the second quarter as investors sold off Treasuries. The yield on the 10-year Treasury, which began the 2nd quarter at 3.4%, climbed up to the 4.2% range in mid-June before declining to about 4.0% at the end of the 2nd quarter amid the sharp stock market sell-off. In this environment, the Lehman Brothers Aggregate Bond Index gained 1.1% in the first six months of the year. In order to conserve shareholder value we continue to adhere to high quality fixed income investments and will not compromise our philosophy on quality.
The Fed cut its target funds rate to 2.0%, and took aggressive and sometimes unprecedented action to prop up the financial and economic markets. By opening its discount window to broker dealers and investment banks and rescuing Bear Stearns from collapse, the Fed hoped to return stability and investor confidence. Energy prices continued to put pressure on businesses and consumers, as oil reached record highs during the period. Economists were in disagreement about whether to increase rates to curb inflationary pressure or hold them steady to encourage growth. The outlook for the second half of the year is mixed, with many indicators pointing to slower growth.
In the face of ongoing market volatility, it is important to remain focused on the long term and not allow the market movements to dictate any rash decision making. In these times of volatility in the financial markets, we want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions.
Sincerely,

Timothy E. Johnson, President

JOHNSON EQUITY INCOME FUND	Performance Review – June 30, 2008 – Unaudited
For the six month period ended June 30, 2008, the Johnson Equity Income Fund (the “Fund”) has had a rate of return of -8.02%. This compares favorably to both the Standard & Poor’s 500 Index return of -11.91% and the Lipper Equity Income Index which returned -12.23%. The Lipper Equity Income Index is an index consisting of the thirty largest equity income-oriented mutual funds.
The decline that began in the second half of 2007 accelerated in the first half of 2008 as shocks to the financial sector increased in number and intensity. Since the third quarter of 2007, credit losses across the global financial sector have totaled approximately $450 billion. We are in the midst of a massive deleveraging within the financial sector that is resulting in significant credit contraction and shareholder dilution due to equity capital raising by numerous financial institutions. The S&P financial sector declined approximately 30% in the first half of 2008 with many financial stocks down over 50%. The U.S. economy and financial markets are experiencing their second deflating bubble of the decade as the U.S. housing and mortgage finance bubble is proving to be significantly more problematic than the technology bubble experienced at the beginning of the decade. The Federal Reserve and U.S. Treasury have taken significant steps over the course of the first half of the year to shore up confidence in the financial sector. An environment which just 18 months ago was characterized by extreme complacency towards risk, easy credit availability, historically tight credit spreads, and one way (rising) equity markets has now undergone a complete reversal as volatility has returned to the markets, credit spreads have widened to historically high levels, and the availability of credit has significantly declined.
Only four out of ten sectors in the S&P 500 Index did not experience double-digit declines in the first half of the year with only two sectors, energy and materials, achieving positive returns. Consumer staples and utilities were the other two sectors and the Fund held overweights in both of these during the first half of the year compared to the index. Stock selection continues to be the majority of the reason for the Fund’s outperformance as the stocks in eight out of ten sectors in the Fund outperformed their respective S&P 500 sector. Chesapeake Energy, Schlumberger, Adobe Systems, ChevronTexaco, Roche Holdings, and Exelon were significant positive contributors to performance. Disappointing performers in the Fund this year include Cincinnati Financial, Bristol-Myers Squibb, General Electric, and American International Group. The Fund’s continued focus on companies with strong balance sheets, positive free cash flow, sustainable earnings growth, and protection of capital by attempting to avoid overpaying for those earnings streams has resulted in good relative performance thus far in 2008. The Fund is achieving its objective of lower volatility and protecting capital in a down market. For the twelve month period ended June 30, 2008, the Fund has declined 5.15% outperforming the S&P 500 Index down 13.12%.

Average Annual Total Returns As of June 30, 2008
	Equity Income Fund	S&P 500 Index
Six Months	-8.02%	-11.91%
One Year	-5.15%	-13.12%
Since Inception*	7.43%	2.97%

*	Fund Inception was December 30, 2005.
Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND	Performance Review – June 30, 2008 – Unaudited
For the six month period ended June 30, 2008, the Johnson Growth Fund (the “Fund”) declined 4.67% compared to a decline in the Standard and Poor’s 500 Index of 11.91% over the same time period. The Lipper Large Cap Core Composite, which consists of mutual funds with objectives similar to the Growth Fund, lost 10.80% for the first six months of the year.
Over the last six months, the continued turmoil in the credit markets and high energy/commodity prices have combined to slow down global economic activity. This slowdown is particularly obvious in the developed markets, which account for almost 70% of worldwide GDP. However, even the emerging markets are slowing as many of their central banks have continued to raise interest rates in the face of higher inflationary pressures brought on by high commodity prices and growing wage pressures. As growth has slowed, corporate earnings have come under pressure. While the majority of the earnings problems have occurred in the financial and consumer discretionary sectors, lower profits across most sectors of the economy are being anticipated by investors in the form of lower stock prices. In times of uncertainty, it is not uncommon for investors to become more defensive in the portfolio positioning. We have seen this over the last few months, the more “predictable” sectors of the market, such as health care and consumer staples have started to outperform.
The Fund began the year with relatively small exposure in the finance and consumer discretionary sectors. While we remain underweight in the financial services sector due to continued balance sheet and profitability problems, we are looking for opportunities in this area, as many financial stocks are down in excess of 50% over the last year or so. We have slightly added to the consumer discretionary sector as lower share prices again have provided opportunities to add to companies we like. The Fund closed out the first half of the year over-weighted in the consumer discretionary, energy, healthcare, industrials and materials sectors. The Fund is under-weight in the financial and technology sectors. There are no holdings in either the telecommunication or utility sectors.
Stock picking accounted for most of the strong relative performance during the first half of the year. Our picks in the healthcare, consumer discretionary and energy sectors were especially good, as our stocks in these areas outperformed their S&P sectors by 16.7%, 16.0% and 8.9%, respectively. Overall, the Fund outperformed in six of eight sectors for the first half of the year. Our best performing stocks were primarily in energy and healthcare. Chesapeake Energy was especially strong due to the positive pricing environment in natural gas. Other strong performers in the energy sector were Schlumberger and Chevron. In healthcare, two biotech names, Celgene and Gilead Sciences, provided strong performance on the heels of better than expected earnings growth.
We expect a sluggish U.S. economy for the next several quarters as consumer spending continues to be weak in the face of the weakness in housing, higher unemployment and continued high energy and food prices. In such an environment, we would expect larger cap, higher quality companies to continue to perform well. We will continue to focus on owning those companies with reasonable valuations that can provide solid growth opportunities despite the challenging economic environment.

Average Annual Total Returns As of June 30, 2008
	Growth Fund	S&P 500 Index
Six Months	-4.67%	-11.91%
One Year	-0.67%	-13.12%
Three Years	7.26%	4.40%
Five Years	9.29%	7.57%
Ten Years	1.23%	2.88%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DYNAMIC GROWTH FUND	Performance Review – June 30, 2008 – Unaudited
For the six month period ended June 30, 2008, the Johnson Dynamic Growth Fund (the “Fund”) declined 1.26% compared to a decline in the Russell 1000 Growth Index (the “Index”) of 9.06% over the same time period. The Lipper Large Cap Growth Composite, which consists of mutual funds with objectives similar to the Dynamic Growth Fund, lost 10.30% for the first six months of the year.
Large cap growth stocks have continued their outperformance over large cap value stocks this year as investors have moved away from financial stocks amid the continued turmoil in the credit markets. In addition, many of the more growth-oriented stocks have earnings streams that are deemed more sustainable as global economic conditions deteriorate. As a comparison, the Russell 1000 Value Index has fallen 13.57% through the first half of 2008. In a replay of last year, the best performing sectors within the Russell Growth Index have been energy, materials and utilities, with returns of 16.2%, 5.9% and -1.1%, respectively. Traditionally these sectors are not viewed as growth-oriented. The worst performing sectors in the Growth Index were financials, consumer discretionary and healthcare, with returns of -20.9%, -15.2% and -12.3%, respectively. Interestingly, these three sectors were also the worst performers in the first half of 2007.
The best relative performance for the Fund has come from our holdings in the healthcare, materials and consumer discretionary sectors. Stock picking within each of these sectors has been very strong. Our healthcare sector stocks have outperformed the Index’s sector holdings by 20.1% due to strong returns from biotech companies such as Vertex, Gilead Sciences and Celgene. Within the materials sector, we outperformed the Index’s sector holdings by 19.3% due to strong performance from BHP Billiton and Potash Corporation of Saskatchewan. Our consumer discretionary sector stocks have also been winners, outperforming the Index’s sector holdings by 11.5% on good relative performance from Buffalo Wild Wings and Comcast. Our energy holdings have also done very well, with our holdings up 13.7% for the first half of the year. The weakest relative performance has come from the consumer staples sector, where our sole holding has been Procter and Gamble, and from the finance sector, where our only holding has been the Bank of New York.
There have not been any major changes to our sector weightings in 2008. The Fund is overweight compared to the Index in the consumer discretionary, energy, healthcare and materials sectors. We are underweight compared to the index in the consumer staples, finance, industrials and technology sectors. There are no holdings in the utility or telecommunications sectors.
We expect a sluggish U.S. economy for the next several quarters as consumer spending continues to be weak in the face of the weakness in housing, higher unemployment and continued high energy and food prices. In such an environment, we would expect volatility to remain high for many of the stocks that have higher growth potential. This should provide opportunities to own those companies that can offer attractive long-term capital appreciation potential.

Average Annual Total Returns As of June 30, 2008
	Dynamic Growth Fund	Russell 1000 Growth Index
Six Months	-1.26%	-9.06%
One Year	-1.68%	-5.96%
Since Inception*	6.77%	4.23%

*	Fund Inception was December 30, 2005.
Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 1000 Growth Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED LARGE-CAP FUND	Performance Review – June 30, 2008 – Unaudited
The Johnson Disciplined Large-Cap Fund (the “Fund”) had a total return of -2.73% through the first six months of 2008. This compared very favorably to the S&P 500 Index’s -11.91% return for the same period. This stellar relative performance places the Fund in the top 1% of its Morningstar Large Blend category, which consists of 2,344 mutual funds with objectives similar to the Fund, for the same six month period of this year, based on performance. This is mostly attributable to several big winners in the energy sector and effective relative stock selection in the majority of sectors.
The Fund generally chooses stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Through the first half of 2008, factors that tend to emphasize trends were particularly effective. These included earnings momentum, price momentum, accelerating sales, and profit trends. After a brief period in January where value-oriented factors worked, momentum returned to dominance, continuing the large disparity in factor performance witnessed last year. Through the first six months of the year, our dynamic factor weighting process added value by varying the weights of our ten factors.
Earnings estimates for the broad market have been consistently slipping throughout the year. The energy sector has been the major exception to this earnings trend, and six energy stocks — Chesapeake Energy, Ensco International, Apache, XTO Energy, Noble Energy, and Murphy Oil —  were among the ten largest contributors to the Fund’s performance. Big Lots, an operator of close-out retail stores, nearly doubled in value during the six month period. Disappointing performers in the Fund included technology holdings, Nvidia and Apple, and finance holdings, MGIC Investment, Janus and NYSE Euronext.
The stock market closed the first half of the year with its worst June performance since the Great Depression. Valuations have only improved marginally with these significant market declines, because earnings are significantly lower too. Before a more confident market outlook can be had, we would need to see some stabilization in the credit markets and the financial services sector. While we believe the second half of 2008’s earnings expectations overall are still too high, those companies that can sustain sales and earnings momentum should continue to outperform. Many of these types of stocks are found in our Fund’s largest sector concentrations  — energy and industrials. Volatility remains high, but as always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2008
	Disciplined Large-Cap Fund	S&P 500 Index
Six Months	-2.73%	-11.91%
One Year	-7.25%	-13.12%
Since Inception*	4.07%	2.97%

*	Fund Inception was December 30, 2005.
Long-term capital growth is the objective of the Johnson Disciplined Large-Cap Fund and the primary assets are stocks of larger sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND	Performance Review – June 30, 2008 – Unaudited
The Johnson Disciplined Mid-Cap Fund (the “Fund”) had a total return of 0.16% in the first half of 2008. This significantly exceeded the Russell Midcap Index’s -7.57% return for the same period. This stellar relative performance places the Fund in the top 6% of its Morningstar Mid-Cap Blend category, which consists of 569 mutual funds with objectives similar to the Fund, for the first six months of this year based on performance. The Fund’s overweight position in the mid-cap segment’s best sector performer, energy, was a key contributor to the positive return. Even with economic worries among investors, the Fund has been particularly effective in finding cyclical stocks that have continued to exhibit fundamental strength, and these stocks have performed well in comparison to others.
The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Through the first half of 2008, factors that tend to emphasize trends were particularly effective. These included earnings momentum, price momentum, accelerating sales and profit trends. After a brief period in January where value-oriented factors worked, momentum returned to dominance, continuing the large disparity in factor performance witnessed last year. Through the first six months of the year, our dynamic factor weighting process added value by varying the weights of our ten factors.
Security selection was generally good across most sectors. The Fund held an overweight position in energy throughout the period, and seven energy stocks — Massey Energy, W&T Offshore, Chesapeake Energy, Frontline, Superior Energy, St. Mary Land & Exploration, and Patterson-UTI Energy — were among the ten largest contributors to the Fund’s performance. Another big contributor was acquisition target, Millennium Pharmaceuticals, acquired by Takeda for a large premium. Disappointing performers in the Fund included semiconductor chip makers, NVIDIA and Cypress Semiconductor, and commercial jet leaser, Aircastle Ltd.
The stock market closed the first half of the year with its worst June performance since the Great Depression. Valuations have only improved marginally with these significant market declines, because earnings are significantly lower too. Before a more confident market outlook can be had, we would need to see some stabilization in the credit markets and the financial services sector. While we believe the second half of 2008’s earnings expectations overall are still too high, those companies that can sustain sales and earnings momentum should continue to outperform. Many of these types of stocks are found in our Fund’s largest sector concentrations — energy and industrials. Volatility remains high, but as always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2008
	Disciplined Mid-Cap Fund	Russell Midcap Index	S&P Midcap Index
Six Months	0.16%	-7.57%	-3.90%
One Year	-4.75%	-11.19%	-7.34%
Three Years	9.10%	6.84%	7.44%
Five Years	14.65%	13.07%	12.59%
Ten Years	6.18%	8.10%	9.82%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are stocks of medium sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND	Performance Review – June 30, 2008 – Unaudited
The Johnson Disciplined Small-Cap Fund (the “Fund”) fell 11.38% in the first half of 2008, trailing the Russell 2000 Index’s 9.37% loss. Although the results improved in the second quarter, relative performance over the full period was compromised by a higher beta mix of holdings. Also, worries in the credit markets and evidence of slowing economic activity adversely impacted some of our small company investments.
The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. Through the first half of 2008, factors that tend to emphasize trends were particularly effective. These included earnings momentum, price momentum, accelerating sales and profit trends. After a brief period in January where value-oriented factors worked, momentum returned to dominance, continuing the large disparity in factor performance witnessed last year. Through the first six months of the year, our dynamic factor weighting process added value by varying the weights of our ten factors.
Many of the Fund’s worst performers were casualties of drastically reduced earnings expectations, such as Vasco Data Security, Interactive Intelligence and Universal American. Others like Fremont General and ABX Holdings traded below $1 per share on severe business viability threats. Acknowledging the single stock risk in small-cap stocks, the Fund tries to diversify this risk by holding a large number of securities (124 as of June 30).
The biggest positive contributors were found in the energy sector. Four energy stocks — Clayton William Energy, Graftech International, Vaalco Energy, and Swift Energy, — had six month returns ranging from 50% to 258%. Other winners included electronic equipment manufacturers, Multi-Fineline Electronix and Superior Essex, and takeover target, CNET.
The stock market closed the first half of the year with its worst June performance since the Great Depression. Valuations have only improved marginally with these significant market declines, because earnings are significantly lower too. Before a more confident market outlook can be had, we would need to see some stabilization in the credit markets and the financial services sector. While we believe second half of 2008’s earnings expectations overall are still too high, those companies that can sustain sales and earnings momentum should continue to outperform. Many of these types of stocks are found in our Fund’s largest sector concentrations  — technology and industrials. Volatility remains high, but as always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2008
	Disciplined Small-Cap Fund	Russell 2000 Index
Six Months	-11.38%	-9.37%
One Year	-24.18%	-16.19%
Since Inception*	-2.66%	2.20%

*	Fund Inception was December 31, 2005.
Long-term capital growth is the objective of the Johnson Disciplined Small-Cap Fund and the primary assets are stocks of small-sized U.S. companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND	Performance Review – June 30, 2008 – Unaudited
The Johnson Realty Fund posted a rate of return of -2.94% for the period ending June 30, 2008 compared to a return of -3.59% for the National Association of Real Estate Investment Trust index (NAREIT Index). This is a continuation of the negative returns that occurred in 2007. However, unlike 2007, the performance of Real Estate Investment Trusts (“REITs”) relative to other equities delivered superior returns. The S&P 500 experienced an 11.91% decline in value in the first half of 2008. The S&P 500’s negative returns were led by the financials sector, which was down over 29%. REITs are classified as financials in the S&P, but posted much better returns.
Volatile stock price movements were the norm for the first half of 2008. Real assets tend to attract investors during times of stress. REITs own real assets, but concern over the leverage inherent in these companies and fear that the cost of capital may increase or go away altogether, impacted this market. This was a direct outcome of the deteriorating economic environment and the mortgage crisis that is gripping the banking sector. REITs started the year off rallying, up nearly 14% and have seen dramatic one day moves, both up and down. The deterioration in the economic environment combined with the tighter credit standards will continue to impact REITs fundamental performance.
The Johnson Realty Fund enjoyed good stock picking in the first six months of 2008 which led to its mild outperformance during that period. Owning individual names like Simon Property, up 5.6%, and Equity Residential, up 7.6%, provided strong performance relative to both their respective property types and also the broader index. Property type selection was essentially neutral as the Fund was overweight in Residential which provided a positive 2.93% return and overweight Office/Industrials, which were down 6.37% in the first half of 2008.
REITs continue to possess low correlation relative to other asset classes, which provides portfolio diversification benefits. As we stated at the end of 2007, valuations are correcting back towards more reasonable levels and overall dividend yields are once again starting to look attractive. There remains some fundamental risk in REITs as the domestic economy clearly is slower and the impact of inflation is being felt by consumers. The market should remain volatile until we see stabilization in the credit markets. Even at that point there may still be some fundamental risk as core rents will still be slowing and vacancies increasing. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns As of June 30, 2008
	Realty Fund	NAREIT Index
Six Months	-2.94%	-3.59%
One Year	-13.50%	-13.64%
Three Year	4.21%	4.99%
Five Years	13.35%	14.30%
Ten Years	9.28%	10.65%

Long-term capital growth and above average income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND	Performance Review – June 30, 2008 – Unaudited
The continued correction in housing and the broadening financial crisis caused yield spreads to rise dramatically this year on all non-Treasury securities. Even though the Johnson Fixed Income Fund owns a preponderance of very high-quality, non-Treasury securities, the lower allocation to Treasury bonds in the Fund detracted from performance. The Johnson Fixed Income Fund provided a 1.26% total return through the first half of 2008 compared to 1.43% for the Lehman Intermediate Government Credit Index. The performance of the Fund compared favorably to the -0.98% Lipper average in the Intermediate Investment Grade Bond category*.
One reason the Johnson Fixed Income Fund performed well relative to the Lipper average was the lack of any exposure to securities backed by subprime mortgages or other non-conforming loans. Our strict adherence to high quality investing would not allow purchase of these securities. These securities have experienced substantial price declines so far this year and not owning any of them was a distinct positive for the Johnson Fixed Income Fund.
Additional positive influences on performance for the period were maturity structure and high quality issue selection. The Fund’s maturity structure added to performance with its longer than benchmark duration and emphasis on intermediate maturities. Even though our overweight to corporate bonds and underweight to Treasury bonds detracted from performance, the higher relative credit quality and superior issuer selection of our holdings was helpful. Each security in the Fund is rated investment grade by the credit rating agencies and over 97% of the Fund is rated “A” or higher, by either Standard & Poor’s or Moody’s rating agencies, as indicated by the Quality Allocation Chart on this page.
We expect the current environment to continue for some time. As the market grapples with further economic weakness, a deepening housing contraction and spreading financial problems, volatility in both interest rates and yield spreads should persist. However, much of the negative aspects of the current environment are already reflected in low short-term yields and historically wide yield spreads. As we approach year-end, we expect some stabilization in interest rates and a return to more normal yield spreads.

Average Annual Total Returns As of June 30, 2008
	Fixed Income Fund	Lehman Int. G/C Index
Six Months	1.26%	1.43%
One Year	6.87%	7.37%
Three Years	3.83%	4.27%
Five Years	3.12%	3.49%
Ten Years	4.60%	5.55%

*	The Lipper Intermediate Investment Grade category represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. An individual cannot invest directly in an index.
A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Lehman Intermediate Government Credit Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND	Performance Review – June 30, 2008 – Unaudited
The Johnson Municipal Income Fund (the “Fund”) provided a 0.50% total return through the first half of 2008 compared to 1.35% for the Lehman 5-Year General Obligation Index. The return of the Fund compared very favorably to the 0.25% return for the Lipper Intermediate Municipal Debt Funds* category. Our emphasis on high-quality municipal securities allowed the Fund to beat the Lipper averages.
The environment proved challenging to outpace the Lehman 5-Year General Obligation Index. Our longer-than-benchmark duration proved detrimental as interest rates rose through the first half of the year. In addition, the municipal yield curve steepened substantially, favoring the compact maturity structure of the Index over the more disperse maturity structure of the Fund.
A significant development over the past year has been concern about the municipal guarantors. These insurers, such as Ambac, FGIC and MBIA, regularly guarantee the principal and interest payments of municipalities. As losses mounted related to mortgage-backed securities, the municipal market became concerned that these losses would prevent the municipal guarantors from honoring their commitment on municipal bonds. Thus, the principal and interest on municipal securities would solely rely on the underlying municipalities’ ability to pay.
The Fund has never purchased a security relying solely on the insurance for repayment. The Fund always considers the underlying credit quality of the municipality to determine the relative value of a municipal investment. Therefore, we are confident that the investments in the Fund are sound regardless of the availability of additional insurance. In addition to the normal Quality Allocation Chart, which shows the credit quality of the Fund including insurance, a second Quality Allocation Chart excludes all municipal guarantors. This chart shows the high quality, underlying ratings of all municipal holdings excluding insurance. Our analysis confirms that those securities without an underlying credit rating (those shown as NR in the chart) are the equivalent of “A” or higher. The chart uses the lower of the rating received from Standard & Poor’s and Moody’s Ratings Agencies.

Average Annual Total Returns As of June 30, 2008
	Municipal Income Fund	Lehman 5 Year G.O. Index
Six Month	0.50%	1.35%
One Year	4.17%	5.90%
Three Years	2.72%	3.36%
Five Years	2.24%	2.98%
Ten Years	3.66%	4.47%

*	The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. An individual cannot invest directly in an index.
A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Lehman Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
Danaher Corporation	7,365	569,314
Emerson Electric Company	15,190	751,146
General Electric Company	36,370	970,715
ITT Corporation	9,630	609,868
3M Company	6,925	481,911
United Parcel Service – Class B	7,910	486,228
Total For Industrials: 14.7%		3,869,182
Verizon Communications	13,330	471,882
Total For Telecomm Services: 1.8%		471,882
Kellogg Company	10,495	503,970
Kraft Foods Inc – A	16,850	479,383
Kimberly-Clark Corporation	13,370	799,259
Pepsico, Incorporated	12,515	795,829
Procter & Gamble Company	16,850	1,024,648
Safeway Incorporated	19,200	548,160
Total For Consumer Staples: 15.8%		4,151,249
Comcast Corporation Class A Special	26,750	501,830
Nordstrom, Incorporated	15,210	460,863
Staples, Inc.	24,150	573,562
Target Corporation	9,223	428,777
Total For Consumer Discretionary: 7.5%		1,965,032
Chesapeake Energy Corporation	10,845	715,336
ConocoPhillips	6,145	580,027
Chevron Corporation	11,620	1,151,945
Schlumberger Ltd.	5,670	609,128
Exxon Mobil Corporation	6,410	564,913
Total For Energy: 13.7%		3,621,349
Aflac Incorporated	8,630	541,964
Allstate Corporation	11,385	519,042
B B & T Corporation	18,060	411,226
Bank Of New York Mellon Corp	19,064	721,191
Cincinnati Financial Corporation	30,045	763,143
Principal Financial Group, Inc.	11,000	461,670
PNC Financial Services Group, Inc.	8,580	489,918
Total For Financial Services: 14.8%		3,908,154
Abbott Laboratories	15,810	837,456
Becton, Dickinson and Company	6,870	558,531
Bristol-Myers Squibb Company	29,975	615,387
Hologic, Inc.*	25,390	553,502
Novartis AG-ADR**	16,480	907,059
Roche Holdings Limited – ADR**	9,950	892,018
Wellpoint Inc.*	11,500	548,090
Total For Health Care: 18.6%		4,912,043
Adobe Systems Inc*	14,600	575,094
Cisco Systems, Inc.*	33,445	777,931
Microsoft Corporation	17,785	489,265
Total For Information Technology: 7.0%		1,842,290
Dominion Resources	12,410	589,351
Southern Company	20,910	730,177
Total For Utilities: 5.0%		1,319,528
Total Common Stocks: 98.9%		$26,060,709
(Common Stock Identified Cost $26,770,371)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 1.26% yield ***		$250,789
Total Cash Equivalents: 1.0%		250,789
(Cash Equivalents Identified Cost $250,789)
Total Portfolio Value: 99.9%		$26,311,498
(Total Portfolio Identified Cost $27,021,160)
Other Assets Less Liabilities: 0.1%		$34,764
Total Net Assets: 100.0%		$26,346,262
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of the financial statements.

GROWTH FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
Freeport McMoran Copper & Gold	11,000	1,289,090
Companhia Vale Do Rio Doce – ADR**	29,500	1,056,690
Total For Materials: 4.7%		$2,345,780
Boeing Company	20,700	1,360,404
Caterpillar Tractor Company	12,500	922,750
Danaher Corporation*	20,060	1,550,638
Emerson Electric Company	36,800	1,819,760
General Electric Company	74,190	1,980,131
Total For Industrials: 15.4%		$7,633,683
Kellogg Company	28,400	1,363,768
Kimberly-Clark Corporation	22,500	1,345,050
Pepsico, Incorporated	15,000	953,850
Procter & Gamble Company	23,200	1,410,792
Total For Consumer Staples: 10.2%		$5,073,460
Comcast Corporation Class A Special	74,000	1,388,240
Gamestop Corporation*	24,000	969,600
Nordstrom, Incorporated	30,000	909,000
Staples, Inc.	42,630	1,012,462
Target Corporation	16,600	771,734
Total For Consumer Discretionary: 10.2%		$5,051,036
Chesapeake Energy Corporation	26,000	1,714,960
Core Labratories N.V.*	11,200	1,594,320
Chevron Corporation	15,935	1,579,637
Transocean Inc.*	9,935	1,513,995
Schlumberger Ltd.	14,550	1,563,106
XTO Energy, Inc.	16,800	1,150,968
Total For Energy: 18.4%		$9,116,986
Aflac Incorporated	15,490	972,772
B B & T Corporation	53,500	1,218,195
Bank Of New York Mellon Corp	24,085	911,136
Principal Financial Group, Inc.	20,700	868,779
PNC Financial Services Group, Inc.	16,000	913,600
Total For Financial Services: 9.8%		$4,884,482
Becton, Dickinson and Company	12,900	1,048,770
Celgene Corp*	18,000	1,149,660
Covance, Inc.*	12,500	1,075,250
Gilead Sciences Inc*	28,400	1,503,780
Hologic, Inc.*	64,500	1,406,100
Roche Holdings Limited – ADR**	18,220	1,633,423
Wellpoint Inc.*	20,000	953,200
Total For Health Care: 17.7%		$8,770,183

Adobe Systems Inc*	37,650	1,483,033
Akamai Technologies*	27,100	942,809
Cisco Systems, Inc.*	79,960	1,859,870
Google Inc. – Class A*	2,000	1,052,840
Microsoft Corporation*	31,800	874,818
Total For Information Technology: 12.5%		$6,213,370
Total Common Stocks: 98.9%		$49,088,980
(Common Stock Identified Cost $46,518,772)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 1.26% yield ***		357,462
Total Cash Equivalents: 0.7%		$357,462
(Cash Equivalents Identified Cost $357,462)
Total Portfolio Value: 99.6%		$49,446,442
(Total Portfolio Identified Cost $46,876,234)
Liabilities in Excess of Other Assets: 0.4%		$170,145
Total Net Assets: 100.0%		$49,616,587
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of the financial statements.

DYNAMIC GROWTH FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
Freeport McMoran Copper & Gold	3,600	421,884
Companhia Vale Do Rio Doce – ADR**	7,860	281,545
Total for Diverse Metal/Mining: 5.3%		$703,429
Potash Corporation Of Saskatchewan Inc.*	1,230	281,141
Total For Chemicals – Agriculture/Fertilizer: 2.1%		$281,141
Total For Materials: 7.4%
Boeing Company	5,420	356,202
Total for Aerospace/Defense: 2.7%		$356,202
General Cable*	6,240	379,704
Total for Electrical Component: 2.8%		$379,704
Caterpillar Tractor Company	4,550	335,881
Total for Machinery Construction/Farm: 2.5%		$335,881
Foster Wheeler*	6,100	446,215
Total For Construction & Engineer: 3.3%		$446,215
Total For Industrials: 11.3%
Procter & Gamble Company	6,170	375,198
Total For Household Products: 2.8%		$375,198
Total For Consumer Staples: 2.8%
Buffalo Wild Wings*	8,170	202,861
Chipotle Mexican Grill, Inc.*	3,040	251,165
Total for Restaurants: 3.4%		$454,026
Comcast Corporation Class A Special	20,332	381,428
Total for Broadcasting & Cable: 2.9%		$381,428
Coach, Inc.*	7,340	211,979
Total for Apparel & Accessory: 1.6%		$211,979
Dick's Sporting Goods, Inc.*	19,370	343,624
Gamestop Corporation*	8,400	339,360
Total For Specialty Stores: 5.1%		$682,984
Total For Consumer Discretionary: 9.6%
Chesapeake Energy Corporation	4,800	316,608
Core Labratories N.V.*	2,800	398,580
FMC Technologies Inc*	3,450	265,408
Schlumberger Ltd.	2,580	277,169
Total for Oil & Gas – Equipment/Services: 9.4%		$1,257,765
Transocean Inc.*	2,587	394,233
Total for Oil & Gas – Drilling: 2.9%		$394,233
XTO Energy, Inc.	6,100	417,911
Total For Oil & Gas – Exploration/Production: 3.1%		$417,911
Total For Energy: 15.4%
Bank Of New York Mellon Corp	6,566	248,392
Total For Asset Management: 1.9%		$248,392
Total For Financial Services: 1.9%
Celgene Corp*	8,880	567,166
Covance, Inc.*	3,300	283,866
Gilead Sciences Inc*	9,960	527,382
Vertex Pharm*	8,695	291,022
Total for Biotechnology: 12.5%		$1,669,436
Hologic, Inc.*	23,560	513,608
Total for Health Care – Equipment: 3.8%		$513,608
Roche Holdings Limited – ADR**	4,930	441,975
Total for Pharmaceuticals: 3.3%		$441,975
Total For Health Care: 19.6%
Apple Computer, Incorporated*	1,460	244,462
Total for Computer Hardware: 1.8%		$244,462
Adobe Systems Inc*	9,650	380,114
Total for Application Software: 2.8%		$380,114
Akamai Technologies*	11,570	402,520
Google Inc. – Class A*	750	394,815
Total for Internet Software and Services: 6.0%		$797,335

The accompanying notes are an integral part of the financial statements.

DYNAMIC GROWTH FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
Broadcom Corp*	14,515	396,114
Total for Semiconductors: 3.0%		$396,114
Cisco Systems, Inc.*	26,060	606,156
Total for Communications Equipment: 4.5%		$606,156
Cognizant Technology Solutions Corporation*	11,750	381,992
Total for IT Consulting & Services: 2.9%		$381,992
Microsoft Corporation	6,780	186,518
Total for Systems Software: 1.4%		186,518
MEMC Electronic Materials*	6,350	390,779
Total For Semiconductor Equipment: 2.9%		$390,779
Total For Information Technology: 25.3%
Total Common Stocks: 96.7%		$12,934,977
(Common Stock Identified Cost $12,686,098)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 1.26% yield ***		443,337
Total Cash Equivalents: 3.3%		$443,337
(Cash Equivalents Identified Cost $443,337)
Total Portfolio Value: 100.0%		$13,378,314
(Total Portfolio Identified Cost $13,129,435)
Liabilities in excess of other assets: 0.0%		$(4,772)
Total Net Assets: 100.0%		$13,373,542

*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of the financial statements.

DISCIPLINED LARGE-CAP FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
Ashland, Incorporation	1,800	86,760
Freeport McMoran Copper & Gold	2,350	275,397
Hercules Incorporated	5,200	88,036
Total For Materials: 5.0%		$450,193
Allied Waste Industries, Inc.*	8,400	106,008
Boeing Company	1,100	72,292
Caterpillar Tractor Company	1,500	110,730
Cooper Industries Incorporated	2,100	82,950
Cummins Engine, Incorporated	3,560	233,251
Dover Corporation	2,400	116,088
Eaton Corporation	1,180	100,265
Fluor Corporation	900	167,472
Illinois Tool Works	2,000	95,020
L-3 Communications Holdings Inc	1,080	98,139
Lockheed Martin Corporation	1,060	104,580
Manitowoc Company, Inc.	2,200	71,566
Northrop Grumman	1,390	92,991
Parker Hannifin Corporation	2,085	148,702
Terex Corporation*	1,400	71,918
Total for Industrials: 18.7%		$1,671,972
Qwest Communications International	16,700	65,631
Total for Telecomm Services: 0.7%		$65,631
Dean Foods Company*	4,500	88,290
Kroger Company	3,700	106,819
Pepsi Bottling Group, Inc.	2,700	75,384
Super Valu Stores, Incorporated	2,400	74,136
Tyson Foods Incorporated	7,200	107,568
Total For Consumer Staples: 5.0%		$452,197
Big Lots, Inc.*	2,900	90,596
Carnival Corporation	2,090	68,886
Ford Motor Company (New)*	13,900	66,859
Gamestop Corporation*	2,000	80,800
Goodyear Tire & Rubber Company*	3,200	57,056
Interpublic Group Of Companies*	9,900	85,140
Whirlpool Corporation	1,180	72,842
Total For Consumer Discretionary: 5.8%		$522,179
Apache Corporation	900	125,100
ConocoPhillips	1,100	103,829
Ensco International, Inc.	2,000	161,480
USX-Marathon Group Inc.	1,900	98,553
Murphy Oil Corporation	1,300	127,465
Noble Energy Incorporation	1,200	120,672
Noble Corporation	2,300	149,408
Rowan Companies, Incorporated	2,300	107,525
Transocean Inc.*	640	97,530
Spectra Energy Corp.	3400	97,716
Williams Companies Inc	3,200	128,992
Exxon Mobile Corporation	4,200	370,146
XTO Energy, Inc.	2,375	162,711
Total For Energy: 20.6%		$1,851,127
Assurant, Inc.	2,000	131,920
Ameriprise Financial, Inc.	1,900	77,273
Avalon Bay Communities, Inc.	900	80,244
Cincinnati Financial Corporation	2,400	60,960
CME Group, Inc.	170	65,142
Developers Diversified Realty Corp.	2,100	72,891
Federated Investors, Inc.	2,800	96,376
Hudson City Bancorp, Inc.	7,300	121,764
Host Hotels & Resorts, Inc.	5,500	75,075
Intercontinental Exchange, Inc.*	600	68,400
Moody's Corporation	1,900	65,436
MGIC Investment Corporation	9,500	58,045
NYSE Euronext	1,600	81,056
Prologis Trust	2,090	113,592
Total For Financial Services: 13.0%		$1,168,174
Amerisourcebergen Corporation	2,120	84,779
Applera Corporation-Applied Biosystems	2,700	90,396
Hospira Inc.*	2,100	84,231
Intuitive Surgical, Inc.*	330	88,902
King Pharmaceuticals, Inc.*	8,600	90,042
McKesson HBOC, Inc.	2,110	117,970
PerkinElmer, Inc.	3,900	108,615

The accompanying notes are an integral part of the financial statements.

DISCIPLINED LARGE-CAP FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
St. Jude Medical, Inc.*	2,400	98,112
Tenet Healthcare*	16,000	88,960
Varian Medical Systems Incorporated*	1,700	88,145
Total For Health Care: 10.5%		$940,152
Broadcom Corp*	3,500	95,515
Ciena Corporation*	3,000	69,510
Computer Sciences Corporation*	2,100	98,364
Electronic Data Systems Corporation	4,630	114,083
Hewlett-Packard Company	2,430	107,430
Intuit, Inc.*	3,500	96,495
Jabil Circuit, Inc.	9,160	150,316
JDS Uniphase Corp*	7,900	89,744
Microsoft Corporation	6,500	178,815
Nvidia Corp*	4,800	89,856
Total For Information Technology: 12.2%		$1,090,128
Allegheny Energy, Inc.	1,700	85,187
Centerpoint Energy Incorporated	6,340	101,757
Consolidated Edison Co. of New York, Inc	2,000	78,180
Nicor Incorporated	2,200	93,698
Pepco Holdings Inc.	3,600	92,340
Southern Company	2,600	90,792
Integrys Energy Group Inc.	1,700	86,410
Total For Utilities: 7.0%		$628,364
Total Common Stocks: 98.5%		$8,840,117
(Common Stock Identified Cost $8,684,039)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 1.26% yield **		58,504
Total Cash Equivalents: 0.6%		$58,504
(Cash Equivalents Identified Cost $58,504)
Total Portfolio Value: 99.1%		$8,898,621
(Total Portfolio Identified Cost $8,742,543)
Other Assets Less Liabilities: 0.9%		$77,730
Total Net Assets: 100.0%		$8,976,351

*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of the financial statements.

DISCIPLINED MID-CAP FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
Airgas	12,200	712,358
Crown Holdings Incorporated*	28,700	745,913
Celanese Corporation Series A	13,200	602,712
Chemtura Corporation	71,000	414,640
Lubrizol Corporation	9,600	444,768
Reliance Steel & Aluminum Co.	19,100	1,472,419
Total For Materials: 5.6%		$4,392,810
AGCO Corp*	9,000	471,690
Aircastle Ltd.	19,200	161,472
The Brink's Company	7,800	510,276
General Cable*	10,300	626,755
Cummins Engine, Incorporated	33,000	2,162,160
Carlisle Corporation	15,800	458,200
Gardner Denver*	19,200	1,090,560
HNI Corporation	16,900	298,454
Harsco Corporation	12,700	691,007
Hubbell Incorporated, Class B	11,700	466,479
Kennametal, Incorporated	15,800	514,290
Kansas City Southern Industries*	17,500	769,825
Lincoln Electric	7,600	598,120
L-3 Communications Holdings Inc.	10,000	908,700
Manpower, Inc.	9,400	547,456
Manitowoc Company, Inc.	23,600	767,708
Oshkosh Truck Corporation	10,500	217,245
Parker Hannifin Corporation	16,500	1,176,780
Pentair Inc	18,800	658,376
Steelcase, Inc.	46,000	461,380
The Shaw Group, Inc.*	10,600	654,974
SPX Corporation	7,500	987,975
Timken Company	16,200	533,628
Trinity Industries	20,700	718,083
United Rentals Incorporated*	22,600	443,186
Wesco International*	14,400	576,576
Total For Industrials: 22.2%		$17,471,355
Bunge Limited	4,700	506,143
BJs Wholesale Club, Inc.*	18,500	715,950
Dean Foods Company*	27,600	541,512
Herbalife LTD.	11,300	437,875
PepsiAmericas	17,400	344,172
Tyson Foods Incorporated	30,200	451,188
Total For Consumer Staples: 3.8%		$2,996,840
Autoliv Inc.	10,700	498,834
Borgwarner, Inc.	12,300	545,874
Clear Channel Outdoor Holdings, Inc.*	25,800	460,014
CTC Media, Inc.*	21,400	527,724
Dish Network Corporation*	19,000	556,320
Brinker International, Inc.	30,750	581,175
Hanesbrands, Inc.	17,800	483,092
Penske Automotive Group, Inc.	34,100	502,634
Panera Bread*	12,600	582,876
TRW Automotive Holdings Corp.*	23,000	424,810
Total For Consumer Discretionary: 6.6%		$5,163,353
Denbury Resources*	17,300	631,450
Ensco International, Inc.	15,700	1,267,618
Frontline Limited	14,100	983,898
Quicksilver RSC*	13,200	510,048
Massey Energy Company	24,200	2,268,750
Murphy Oil Corporation	7,200	705,960
Noble Corporation	13,200	857,472
Pride International*	17,500	827,575
Patterson-UTI Energy, Inc.	20,700	747,891
Plains Exploration & Production Company*	8,300	605,651
St Mary Land & Exploration	14,600	943,744
Superior Energy Services, Inc.*	23,000	1,268,220
Tidewater Inc.	15,900	1,033,977
Unit Corporation*	7,700	638,869
Williams Companies Inc	19,600	790,076
W&T Offshore, Inc.	27,600	1,614,876
Cimarex Energy Company	8,600	599,162
Total For Energy: 20.7%		$16,295,237
Axis Capital Holdings Limited	15,600	465,036
Popular Inc.	55,500	365,745
Colonial Prop Trust	19,100	382,382

The accompanying notes are an integral part of the financial statements.

DISCIPLINED MID-CAP FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
Federated Investors, Inc.	15,400	530,068
Hudson City Bancorp, Inc.	60,000	1,000,800
Hospitality Properties Trust	14,500	354,670
Host Hotels & Resorts, Inc.	25,100	342,615
Mastercard, Inc.	4,500	1,194,840
Philadelphia Consol*	16,300	553,711
Prologis Trust	9,500	516,325
Stancorp Financial Group	11,800	554,128
Total For Financial Services: 8.0%		$6,260,320
Amerisourcebergen Corporation	20,000	799,800
Community Health Systems Inc.*	16,000	527,680
Intuitive Surgical, Inc.*	2,000	538,800
Kinetic Concepts*	10,500	419,055
Lincare Holdings, Inc.*	17,500	497,000
PerkinElmer, Inc.	23,000	640,550
Tenet Healthcare*	100,000	556,000
Varian Medical Systems Incorporated*	12,700	658,495
WebMD Health Corp.*	15,900	443,610
Total For Health Care: 6.5%		$5,080,990
Activision*	27,200	926,704
Avnet Inc.*	16,500	450,120
Brocade Communications Systems, Inc.*	74,600	614,704
Ciena Corporation*	16,400	379,988
Computer Sciences Corporation*	12,800	599,552
Dolby Laboratories Inc.*	32,900	1,325,870
Electronic Data Systems Corporation	30,500	751,520
Factset Research Systems Inc.	10,500	591,780
Integrated Device Technology Inc.	54,300	539,742
Ingram Micro, Inc.*	30,900	548,475
JDS Uniphase Corp*	50,600	574,816
National Instruments Corporation	19,800	561,726
Nvidia Corp*	32,400	606,528
Navteq*	17,700	1,362,900
Verifone Holdings, Inc.*	28,600	341,770
Sanmina Corporation*	320,000	409,600
Seagate Technology	23,700	453,381
Tech Data Corporation*	16,400	555,796
Western Digital Corporation*	58,500	2,020,005
Total For Information Technology: 17.3%		$13,614,977
Atmos Energy Corporation	22,700	625,839
Allegheny Energy, Inc.	10,600	531,166
DPL, Incorporated	20,800	548,704
Consolidated Edison Co. of New York, Inc.	12,500	488,625
Alliant Energy Corporation (Formerly Interstate Energy Corporation)	14,500	496,770
Nisource, Inc.	33,200	594,944
Northeast Utilities Company	21,700	554,001
Oneok, Inc.	12,700	620,141
Pepco Holdings Inc.	22,000	564,300
S C A N A Corporation	14,500	536,500
Integrys Energy Group Inc.	10,800	548,964
UGI Corporation	20,700	594,297
Total For Utilities: 8.5%		$6,704,251
Total Common Stocks: 99.2%		$77,980,133
(Common Stock Identified Cost $68,893,489)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 1.26% yield **		608,666
Total Cash Equivalents: 0.8%		$608,666
(Cash Equivalents Identified Cost $608,666)
Total Portfolio Value: 100.0%		$78,588,799
(Total Portfolio Identified Cost $69,502,155)
Liabilities in excess of other assets: 0.0%		$(21,589)
Total Net Assets: 100.0%		$78,567,210

*	Non-income producing security
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of the financial statements.

DISCIPLINED SMALL-CAP FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
Calgon Carbon Corporation*	3,800	58,748
CF Industries Holdings, Inc.	1,400	213,920
Greif Brothers Corporation	1,340	85,800
Graftech Int'l*	4,400	118,052
Myers Industries, Inc.	4,800	39,120
Newmarket Corporation	1,000	66,230
Polyone Corporation*	5,240	36,523
Schulman (A.) Inc.	3,700	85,211
Terra Industries, Inc.*	4,700	231,945
Total For Materials: 10.9%		$935,549
Airtran Hldgs*	8,600	17,544
Altra Holdings, Inc.*	3,800	63,878
American Railcar Industries, Inc.	3,800	63,764
Air Transport Services Group Inc.*	15,600	15,600
Acuity Brands Inc	1,400	67,312
Beacon Roofing Supply, Inc.*	5,400	57,294
Baker (Michael) Corporation*	1,700	37,196
Bowne and Company Incorporated	4,000	51,000
Emcor Group, Inc.*	2,800	79,884
Comfort Systems USA	4,600	61,824
Federal Signal Corporation	4,700	56,400
Greenbrier	2,900	58,870
Genco Shipping & Trading Ltd.	1,100	71,720
Horizon Lines Inc.	5,400	53,730
Pacer Int'l	2,900	62,379
Perini Corporation*	3,000	99,150
Regal-Beloit Corporation	1,600	67,600
Gibraltar Industries Inc.	5,500	87,835
Rush Enterprises, Inc. – Class A*	5,910	70,979
Spherion Corporation*	9,300	42,966
TBS International Ltd.*	2,500	99,875
Knightsbridge Tankers LTD.	2,000	64,420
Volt Info Sciences*	3,800	45,258
VIAD Corporation	1,900	49,001
Encore Wire Corporation	2,900	61,451
Total For Industrials: 17.6%		$1,506,930
EMS Technologies, Inc.*	2,200	48,048
Total For Telecomm Services: 0.6%		$48,048
Cal Maine Foods	2,000	65,980
Pantry*	5,300	56,498
Sanderson Farms, Inc.	1,900	65,588
Total For Consumer Staples: 2.2%		$188,066
Brightpoint, Inc.*	5,000	36,500
Town Sports International Holdings, Inc.*	8,900	83,126
California Pizza Kitchen Inc*	4,700	52,593
1-800-Flowers.Com*	11,500	74,175
Force Protection, Inc.*	32,600	107,906
FTD Group, Inc.	4,400	58,652
G-III Apparel Group, LTD.*	4,000	49,360
Martha Stewart Living Omnimedia, Inc. – Class A	7,600	56,240
Ellis Perry Int'l*	3,500	74,270
P.F. Chang's China Bistro, Inc.*	2,000	44,680
Skechers U.S.A., Inc.*	3,100	61,256
Spartan Motors, Inc.	7,700	57,519
Visteon Corporation*	15,000	39,450
Valassis Communications, Inc.*	6,200	77,624
Winn-Dixie Stores, Inc.*	3,800	60,876
Total For Consumer Discretionary: 10.9%		$934,227
Bois D'Arc Energy, Inc.*	3,900	94,809
Clayton Williams Energy, Inc.*	2,300	252,885
Dawson Geophysical Company*	1,000	59,460
Vaalco Energy Inc.*	14,100	119,427
McMoran Exploration Company*	1,900	52,288
PHI Inc.*	1,700	68,289
Rosetta Resources, Inc.*	3,500	99,750
Swift Energy Company*	1,700	112,302
Union Drilling, Inc.*	3,700	80,216
Total For Energy: 11.0%		$939,426
Agree Realty Corporation	2,300	50,715
Ashford Hospitality Trust	8,900	41,118
Strategic Hotels & Resorts, Inc.	3,600	33,732
Crawford and Company – Class B*	13,300	106,267
Cash America International	1,700	52,700
Diamondrock Hospitality Company	4,600	50,094
Entertainment Properties Trust	1,500	74,160
GFI Group Inc.*	3,600	32,436
Greenhill & Co.	1,100	59,246

The accompanying notes are an integral part of the financial statements.

DISCIPLINED SMALL-CAP FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
Greene Bancshares, Inc.	3,400	47,668
Hersha Hospitality Trust	7,200	54,360
IPC Holdings, Ltd.	2,200	58,410
National Retail Properties Inc.	2,900	60,610
Oriental Financial Group	3,200	45,632
Provident Financial Services, Inc.	4,400	61,644
Post Properties	1,500	44,625
QC Holdings	6,900	53,751
Seabright Insurance Holdings*	4,900	70,952
Triad Guaranty*	24,300	25,272
Tower Group, Inc.	2,100	44,499
Total For Financial Services: 12.5%		$1,067,891
Align Technology*	3,200	33,568
Cubist Pharmaceuticals, Inc.*	3,300	58,938
Cryolife, Inc.*	6,500	74,360
Cynosure, Inc.*	2,600	51,532
Cypress Bioscience*	6,500	46,735
Emergent Biosolutions, Inc.*	8,300	82,419
Emergency Medical Services Corporation*	2,400	54,312
Enzon Phamaceuticals*	7,400	52,688
K-V Pharmaceutical Company – Class A*	2,400	46,392
Martek Biosciences Corporation*	1,900	64,049
Medical Action Inds*	3,200	33,184
Owens & Minor	1,400	63,966
OSI Pharmeceuticals Inc*	1,600	66,112
Providence Service Corporation*	2,300	48,553
Res-Care, Inc.*	3,100	55,118
Sun Healthcare Group, Inc.*	6,900	92,391
Total For Health Care: 10.9%		$924,317
Amkor Technology*	9,900	103,059
Anadigics, Inc.*	5,500	54,175
Blue Coat Systems, Inc.*	2,600	36,686
CNET Networks*	8,200	94,218
DTS Inc.*	2,100	65,772
Englobal Corporation*	6,200	88,288
Gerber Scientific, Incorporated*	7,300	83,074
Hypercom*	13,600	59,840
Imergent, Inc.	5,700	67,488
Interactive Intelligence, Inc.*	3,800	44,232
Interwoven*	4,300	51,643
JDA Software Group*	3,600	65,160
Kulicke & Soffa Industries, Inc.*	11,500	83,835
Methode Electron 'A'	6,200	64,790
Multi-Fineline Elect*	4,600	127,282
OpenTV Corp*	53,800	70,478
Omnivision Technologies*	3,600	43,524
Plantronics, Incorporated	3,300	73,656
Superior Essex Inc.*	2,900	129,427
Technitrol Inc.	2,300	39,077
TTM Technologies, Inc.*	8,300	109,643
Ultimate Software*	2,900	103,327
Zoran*	4,800	56,160
Total For Information Technology: 20.0%		$1,714,834
ITC Holdings Corporation	1,400	71,554
The Laclede Group, Inc.	2,000	80,740
Crosstex Energy Inc.	1,800	62,388
Total For Utilities: 2.5%		$214,682
Total Common Stocks: 99.1%		$8,473,970
(Common Stock Identified Cost $8,541,739)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 1.26% yield **		78,948
Total Cash Equivalents: 0.9%		$78,948
(Cash Equivalents Identified Cost $78,948)
Total Portfolio Value: 100.0%		$8,552,918
(Total Portfolio Identified Cost $8,620,687)
Liabilities in Excess of Other Assets: 0.0%		$(2,626)
Total Net Assets: 100.0%		$8,550,292

*	Non-income producing security
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of the financial statements.

REALTY FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Common Stocks	Shares	Market Value
Apartment Investment and Management, Co. – A	7,203	245,334
Avalon Bay Communities, Inc.	4,792	427,255
BRE Properties, Inc. Class A	3,500	151,480
Camden Property Trust	1,800	79,668
Cousins Properties Inc. REIT	4,000	92,400
Equity Residential Properties Trust	15,450	591,272
Essex Property Trust, Inc.	1,870	199,155
Home Properties of NY	2,000	96,120
United Dominion Realty Trust, Inc.	10,000	223,800
Total Apartments: 17.8%		$2,106,484
Lexington Corporate Properties Trust	6,000	81,780
Vornado Realty Trust	7,300	642,400
Total Diversified: 6.1%		$724,180
Lasalle Hotel	5,500	138,215
Total Financial Services: 1.2%		$138,215
Health Care Property Investors	11,800	375,358
Health Care REIT	6,200	275,900
Total Health Care: 5.5%		$651,258
Host Hotels and Resorts	26,397	360,319
Hospitality Property	5,800	141,868
Health Care Realty Trust, Inc.	2,800	66,556
Senior Housing Properties Trust	6,500	126,945
Starwood Hotels & Resorts Worldwide, Inc.	2,600	104,182
Total Lodging and Hotels: 6.7%		$799,870
Plum Creek Timber Co., Inc.	8,000	341,680
Total Materials: 2.9%		$341,680
Alexandria Real Estate	3,000	292,020
AMB Property Corporation	5,700	287,166
Boston Properties, Inc.	6,675	602,219
Biomed Realty Trust	9,000	220,770
Duke Realty Corp.	12,860	288,707
Mack-Cali Realty Trust	4,795	163,845
Kilroy Realty Corporation	3,545	166,721
Liberty Property Trust	4,861	161,142
Prologis Trust	12,380	672,853
Total Office and Industrial: 24.1%		$2,855,443
CBL & Associates Properties	3,000	68,520
National Retail Properties Inc.	13,000	271,700
Developers Diversified Realty Corp.	8,325	288,961
Equity One	7,000	143,850
General Growth Properties	12,705	445,056
Kimco Realty Corporation	15,767	544,277
Macerich Company	3,330	206,893
Regency Centers Corporation	5,575	329,594
Simon Property Group, Inc.	8,583	771,526
SL Green Realty Corp	2,367	195,798
Weingarten Realty Investors	5,413	164,122
Total Retail: 29.0%		$3,430,297
Public Storage, Inc.	8,400	678,636
Total Storage: 5.7%		$678,636
Total Common Stocks: 99.0%		$11,726,063
(Common Stock Identified Cost $6,807,777)
Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 1.26% yield *		63,406
Total Cash Equivalents: 0.5%		$63,406
(Cash Equivalents Identified Cost $63,406)
Total Portfolio Value: 99.5%		$11,789,469
(Total Portfolio Identified Cost $6,871,183)
Other Assets Less Liabilities: 0.5%		$54,261
Total Net Assets: 100.0%		$11,843,730
*	Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Fixed Income Securities – Bonds	Face	Market Value
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/2011	2,786,000	2,915,318
Allstate Corp, 7.200% Due 12/01/0209	1,005,000	1,046,430
American Express, 4.875% Due 07/15/2013	1,400,000	1,349,579
Bank of America Subordinated, 5.420% Due 03/15/2017	1,000,000	916,179
Bank One Corp. Subordinated Notes, 5.900% Due 11/15/2011	1,000,000	1,019,585
Bank One Corp., 5.250% Due 01/30/2013	500,000	492,192
Key Bank NA Subordinated Notes, 5.800% Due 07/01/2014	1,560,000	1,336,750
Bank One Corp., 9.875% Due 03/01/2009	250,000	257,473
Branch Banking & Trust Subordinated, 5.625% Due 09/15/2016	1,500,000	1,409,088
Citigroup Incorporated Subordinated Notes, 5.000% Due 09/15/2014	1,500,000	1,391,055
Citigroup Incorporated Unsecured Notes, 5.250% Due 02/27/2012	1,500,000	1,481,717
Equity Residential Properties Notes 6.950% Due 03/02/2011	525,000	538,711
Fifth Third Bank Subordinated Notes, 5.450% Due 01/15/2017	1,230,000	990,983
Genworth Financial, 4.750% Due 06/15/2009	1,000,000	995,124
Legg Mason Senior Notes, 6.750% Due 07/02/2008	500,000	500,000
Morgan Stanley Notes, 5.050% Due 01/21/2011	1,000,000	989,178
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/2014	500,000	456,173
US Bank NA Notes, 5.700% Due 12/15/2008	566,000	571,803
US Bank NA Notes, 6.375% Due 08/01/2011	1,400,000	1,463,302
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/2014	800,000	745,817
Wachovia Corporation, 6.375% Due 01/15/2009	820,000	825,966
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/2013	1,400,000	1,383,110
Bank and Finance: 20.9%		$23,075,533
Federal Home Loan Bank, 5.375% Due 05/18/2016	1,250,000	1,317,266
Federal Home Loan Mortgage Corp., 3.75% Due 02/25/2009	475,000	477,930
Federal Home Loan Mortgage Corp., 4.75% Due 01/19/2016	2,000,000	2,027,522
Federal National Mortgage Assoc., 3.250% Due 02/25/2011	1,500,000	1,491,811
Federal National Mortgage Assoc., 4.125% Due 02/11/2015	2,500,000	2,455,268
Federal National Mortgage Assoc. Notes, 4.350% Due 05/29/2013	2,500,000	2,506,027
Federal National Mortgage Assoc., 4.200% Due 05/04/2009	2,000,000	2,022,444
Federal Home Loan Mortgage Corp., 5.125% Due 07/15/2012	1,000,000	1,045,943
Tennessee Valley Authority, 5.625% Due 01/18/2011	2,000,000	2,103,210
Tennessee Valley Authority, 6.000% Due 03/15/2013	2,875,000	3,093,310
Federal Farm Credit Bank, 4.500% Due 10/17/2012	1,115,000	1,137,329
Federal Farm Credit Bank, 4.785% Due 01/17/2017	1,730,000	1,758,612
United States Government Agency Obligations: 19.5%		$21,436,672
United States Treasury Note, 4.000% Due 02/15/2015	2,500,000	2,570,510
United States Treasury Note, 4.125% Due 08/31/2012	600,000	621,235
United States Treasury Note, 4.750% Due 08/15/2017	2,000,000	2,119,376
United States Treasury Note, 4.375% Due 08/15/2012	1,000,000	1,047,891
United States Treasury Note, 5.340% Due 08/15/2010	2,000,000	2,127,658
United States Treasury Note, 4.125% Due 05/15/2015	3,000,000	3,101,016
United States Treasury Note, 4.250% Due 08/15/2013	600,000	626,156
United States Treasury Note, 4.75% Due 05/15/2014	3,200,000	3,431,501
United States Government Obligations: 14.2%		$15,645,343

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Fixed Income Securities – Bonds	Face	Market Value
Danaher Corporation Notes, 6.000% Due 10/15/2008	500,000	502,998
Emerson Electric Corporation Senior Notes, 5.125% Due 12/01/2016	1,700,000	1,685,048
General Electric Capital Corp., 5.000% Due 02/01/2013	2,500,000	2,520,547
General Electric Capital Corp., 5.400% Due 02/15/2017	1,500,000	1,458,426
General Electric Capital Corp., 6.000% Due 06/15/2012	600,000	620,573
Hershey Foods, 6.95% Due 08/15/2012	1,055,000	1,132,031
IBM Corp., 5.400% Due 10/01/2008	500,000	502,922
Kellogg Company Senior Unsecured Notes, 5.125% Due 12/03/2012	1,530,000	1,551,642
Lowes Companies, Inc., 8.250% Due 06/01/2010	500,000	535,885
Pepsico Inc. Senior Unsecured Notes, 4.650% Due 02/15/2013	1,875,000	1,904,796
Procter and Gamble Company Senior Notes, 4.950% Due 08/15/2014	2,340,000	2,419,843
Target Corporation Notes, 6.350% Due 01/15/2011	1,000,000	1,043,475
United Technologies Corporation Senior Notes, 5.375% Due 12/15/2017	340,000	340,353
United Technologies Corporation, 6.100% Due 05/15/2012	675,000	714,812
Industrials: 15.4%		$16,933,351
Freddie Mac 15 Year Gold, 7.000% Due 03/01/2011	4,762	4,933
Freddie Mac MBS ADJ. RATE, 4.299% Due 04/01/2033	530,134	535,066
Freddie Mac GOLD MBS 5 YR, 4.500% Due 12/01/2009	497,512	503,235
Freddie Mac MBS, 8.000% Due 06/01/2030	10,720	11,615
Fannie Mae 15 YR MBS, 5.000% Due 12/01/2019	1,681,600	1,679,743
Freddie Mac CMO Series 2617 Class DN, 4.500% Due 10/15/2030	900,000	868,204
FHLMC, CMO Pool 2513 Class VK, 5.500% Due 09/15/2013	1,109,002	1,132,161
FHLMC, CMO Pool 2877 Class AL, 5.000% Due 10/15/2024	2,500,000	2,415,055
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/2025	1,000,000	990,397
FHLMC, CMO Pool 3098 Class KE, 5.500% Due 09/15/2034	1,650,000	1,651,622
Freddie Mac CMO Series 3287 Class GC, 5.500% Due 08/15/2034	1,150,000	1,160,917
Fannie Mae MBS, Series 253300, 7.500% Due 05/01/2020	13,745	14,841
Fannie Mae 30 YR MBS, 6.000% Due 08/01/2034	2,069,963	2,100,648
Government National Mortgage Assoc. Pool 781397, 5.500% Due 02/15/2017	215,059	219,466
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/2033	2,500,000	2,500,317
Ginne Mae Pool 2658, 6.500% Due 10/20/2028	110,533	114,678
Government National Mortgage Assoc. GNMA II Pool 2945, 7.500% Due 07/20/2030	20,103	21,550
Government National Mortgage Assoc. 30 YR MBS, 5.000% Due 09/15/2033	4,947,531	4,815,967
Government National Mortgage Assoc. Pool 780400, 7.000% Due 12/15/2025	14,192	15,160
Government National Mortgage Assoc. Pool 780420, 7.500% Due 08/15/2026	7,495	8,077
Government Agency Obligations – Mortgage Backed Securities: 18.9%		$20,763,652
Georgia Power Company Senior Notes, 5.125% Due 11/15/2012	275,000	279,431
Bellsouth Communications, 5.875% Due 01/15/2009	500,000	505,432
Florida Power & Light Group Capital, 7.375% Due 06/01/2009	500,000	516,998
Georgia Power Company, 5.250% Due 12/15/2015	1,000,000	999,786
Gulf Power Company Senior Notes, 5.300% Due 12/01/2016	1,000,000	979,844
GTE Corporation, 7.51% Due 04/01/2009	600,000	616,157
National Rural Utilities Collateral Trust, 4.375% Due 10/01/2010	1,500,000	1,510,437
Utility: 4.9%		$5,408,085
State of Indiana Finance Authority Lease Revenue, 5.000% Due 11/01/2014	2,365,000	2,499,994

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Fixed Income Securities – Bonds	Face	Market Value
New Jersey Econ. Development Auth. Revenue (FSA Insured), 5.000% Due 03/01/2014	1,555,000	1,653,245
Goat Hill Washington Properties Lease Revenue (MBIA Insured), 5.000% Due 12/01/2012	890,000	942,608
Municipal: 4.6%		$5,095,847
Total Fixed Income – Bonds: 98.4%		$108,358,483
(Fixed Income Identified Cost $107,791,576)
Cash Equivalents
Federated U.S. Treasury Cash Reserves
Money Market Fund 1.26% yield *		532,759
Total Cash Equivalents: 0.5%		$532,759
(Cash Equivalents Identified Cost $532,759)
Total Portfolio Value: 98.9%		$108,891,242
(Total Portfolio Identified Cost $108,324,335)
Other Assets Less Liabilities: 1.1%		$1,231,317
Total Net Assets: 100.0%		$110,122,559

*	Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.
(A)	Abbreviations: FHLMC: Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Municipal Income Securities – Bonds	Face	Market Value
Akron, OH, Refunding, 5.000% 12/1/12	200,000	211,822
Cincinnati, OH, General Obligation, 5.000%, 12/01/17	75,000	80,064
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	148,925
Columbus, OH, Series 2, 5.000%, 6/15/10	100,000	104,060
Columbus, OH Tax Increment Financing, (AMBAC Insured), 4.900%, 12/01/11	150,000	155,769
Dayton, OH, General Obligation (AMBAC Insured), 4.450%, 12/01/12	100,000	101,943
Gahanna, OH, (AMBAC Insured), 5.000%, 12/01/18	400,000	422,272
Mason, OH, General Obligation Limited 4.000%, 12/01/2020	375,000	357,112
Mentor, OH, General Obligation (MBIA Insured), 5.000%, 12/01/15	140,000	150,664
Youngstown, OH, (AMBAC Insured), 5.100%, 12/01/11	100,000	101,951
General Obligation – City: 13.1%		$1,834,582
Belmont County, OH (MBIA Insured), 4.500%, 12/01/11	155,000	159,149
Knox County, OH, 4.750%, 12/01/09	60,000	60,998
General Obligation – County: 1.6%		$220,147
State of Ohio, 4.000%, 6/15/10 Common Schools – Series A	60,000	61,288
State of Ohio, 5.000%, 3/15/17 Common Schools – Series C	120,000	126,383
State of Ohio, 5.000%, 3/01/15	385,000	408,262
State of Ohio General Obligation, 4.500%, 5/01/19	500,000	510,770
State of Ohio General Obligation, 5.250%, 5/01/12	175,000	187,168
State of California, 4.000%, 11/01/09	250,000	254,993
Ohio State Unlimited Common School Facilities, 4.500%, 6/15/17	100,000	103,338
General Obligation – State: 11.8%		$1,652,202
State of Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	160,165
University of Cincinnati, Certificate of Participation, 5.750%, 12/01/11	25,000	27,002
University of Cincinnati General Receipts Revenue, 5.000%, 06/01/20	250,000	260,077
Higher Education: 3.2%		$447,244
Hamilton County, OH, Children's Hospital Medical Center, (MBIA Insured), 5.250%, 5/15/10	100,000	101,857
Lorain County, OH, Revenue Bond, Catholic Healthcare Partners Project (AMBAC Insured), 5.200%, 09/01/10	100,000	104,140
Montgomery County, OH Hospital (Prerefunded), 5.650%, 12/01/12	35,000	36,573
Huron County OH Hospital Facility Revenue Fisher-Titus Medical Center 5.000%, 12/01/11	200,000	204,772
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	326,458
Montgomery County, OH Hospital (Prerefunded), 5.500%, 12/01/10	100,000	104,288
Hospital/Health: 6.3%		$878,088
Cleveland Ohio Public Power System Revenue, 5.500% due 11/15/13	100,000	106,426
Hamilton, OH Electric, (FSA Insured), 3.60%, 10/15/10	200,000	203,686
Ohio Muni Generation Agency (AMBAC Insured), 5.000%, 2/15/17	325,000	339,528
Revenue Bonds – Electric: 4.6%		$649,640
Butler, OH, Waterworks System, (FSA Insured), 4.400% 12/01/10	100,000	103,003
Cleveland Ohio Waterworks Unrefunded Portion (FSA Insured) 5.250%, 01/01/10	40,000	40,473
Green County, OH Sewer System Revenue (AMBAC Insured) 5.000%, 12/01/18	145,000	151,566
Hamilton County Ohio Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	519,420
Cleveland, OH, Waterworks Revenue, Series G (MBIA Insured), 5.500%, 1/01/13	150,000	157,426
East Muskingum, OH Water District, Water Resource Revenue, (AMBAC Insured), 4.500%, 12/01/12	200,000	210,860
Montgomery County, OH, Solid Waste, (MBIA Insured), 5.125%, 11/01/08	50,000	50,065
Nashville and Davidson, TN 7.700%, 01/01/12	25,000	27,178
State of Ohio Water Development Authority Revenue, 5.000%, 06/01/13	250,000	268,177
Revenue Bond – Water & Sewer: 10.9%		$1,528,168
Cleveland Ohio Parking Facilities Revenue (FSA Insured), 4.000%, 9/15/15	150,000	152,816

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of June 30, 2008 – Unaudited

Municipal Income Securities – Bonds	Face	Market Value
Cleveland Ohio Non Tax Revenue Stadium Project (AMBAC Insured), 5.000%, 12/01/14	400,000	428,012
Special Obligation Bonds: 4.2%		$580,828
Cleveland, OH, Municipal School District (FGIC Insured), 5.000%, 12/01/20	140,000	143,160
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500%, 12/01/21	100,000	107,743
Dayton, OH, City School District (FGIC Insured), 3.250%, 12/01/10	100,000	100,390
Delaware, OH, City School District GO (MBIA Insured), 5.000%, 12/01/20	250,000	259,565
Fairfield, OH, (FGIC Insured), 0.000%, 12/01/11*	100,000	88,245
Girard, OH City School District (FSA Insured), 3.850%, 12/01/10	245,000	251,933
Green Local, OH, (AMBAC Insured) Insured, 4.600%, 12/01/11	100,000	101,110
Kings Local, OH, 6.350%, 12/01/12	15,000	16,752
Kings Local, OH, 6.400%, 12/01/13	150,000	170,793
Chillicothe, OH City School District GO (FGIC Insured) 4.000%, 12/01/18	300,000	277,548
Cincinnati Ohio City School District General Obligation (FGIC Insured) 5.000%, 12/01/14	225,000	240,095
Loveland, OH, 4.400%, 12/01/08	100,000	101,100
Mason, OH City Schools (FGIC Insured) 5.000%, 12/01/15	135,000	144,384
Reynoldsburg Ohio City School District General Obligation, 3.000% Due 12/01/2009	225,000	226,672
Reynoldsburg Ohio City School District General Obligation, 5.000% Due 12/01/2020	200,000	210,698
Sycamore, OH, Community School District (AMBAC Insured), 4.600% Due 12/01/2011	100,000	101,181
Sycamore, OH, Community School District, 3.250% Due 12/01/2010	330,000	334,514
Sycamore Ohio Community School District General Obligation, 4.375%, 12/01/18	400,000	408,316
Sycamore, OH, Community Unlimited, 5.375%, 12/01/13	125,000	136,072
School District: 24.5%		$3,420,271
Ohio State Building Authority, Adult Correctional-Series A, 5.500%, 10/01/10	100,000	104,821
Ohio State Dept of Administrative Services, 4.000% Due 01/01/2012	145,000	147,160
Ohio State Dept of Administrative Services Certificate of Participation (MBIA Insured), 5.000%, 09/01/11	255,000	268,528
Ohio State Building Authority, Juvenile Correction Facilities, 4.375%, 10/01/12	100,000	102,903
Ohio State Building, 5.000%, 10/01/14	420,000	451,870
State of Ohio Cultural Facilities Revenue (FSA Insured) 5.000% Due 10/01/12	250,000	266,487
Ohio State Housing Finance Authority (GNMA Insured) Collateral, 5.100%, 9/01/17	90,000	89,941
State of Ohio Building Authority (FGIC Insured), 5.000%, 10/01/17	420,000	447,817
State of Ohio Parks and Recreation Bonds, 4.350%, 12/01/11	100,000	102,951
State of Ohio Parks and Recreation Capital Facilities, (FSA Insured)
State of Ohio General Obligation Natural Resources – Series J, 5.000% Due 10/01/2013	300,000	321,819
5.250%, 2/01/18	315,000	338,319
State Agency: 18.9%		$2,642,616
Total Fixed Income – Municipal Bonds: 99.1%		$13,853,786
(Municipal Bonds Identified Cost $13,828,060)
Cash Equivalents
Federated Ohio Municipal Cash Trust 1.41% yield**		470,513
Total Cash Equivalents: 3.4%		$470,513
(Cash Identified Cost $470,513)
Total Portfolio Value: 102.5%		$14,324,299
(Total Portfolio Identified Cost $14,298,573)
Liabilities in Excess of Other Assets: (2.5%)		$(344,918)
Total Net Assets: 100.0%		$13,979,381

*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2008 – Unaudited
STATEMENT OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
Assets:
Investment Securities at Market Value*	$26,311,498	$49,446,442	$13,378,314	$8,898,621	$78,588,799	$8,552,918
Dividends and Interest Receivable	57,049	85,392	6,356	14,800	45,380	4,753
Fund Shares Sold Receivable	0	126,971	0	123,673	0	0
Total Assets	$26,368,547	$49,658,805	$13,384,670	$9,037,094	$78,634,179	$8,557,671
Liabilities:
Accrued Management Fees	$22,285	$42,218	$11,128	$7,607	$66,969	$7,379
Fund Shares Redeemed Payable	0	0	0	53,136	0	0
Total Liabilities	$22,285	$42,218	$11,128	$60,743	$66,969	$7,379
Net Assets	$26,346,262	$49,616,587	$13,373,542	$8,976,351	$78,567,210	$8,550,292
Net Assets Consist of:
Paid in Capital	$26,957,162	$43,926,045	$13,051,580	$8,727,569	$64,400,251	$10,000,414
Accumulated Undistributed Net Investment Income (Loss)	206,780	213,059	(7,445)	26,474	162,447	5,238
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	(108,018)	2,907,275	80,528	66,230	4,917,868	(1,387,591)
Net Unrealized Gain (Loss) on Investments	(709,662)	2,570,208	248,879	156,078	9,086,644	(67,769)
Net Assets	$26,346,262	$49,616,587	$13,373,542	$8,976,351	$78,567,210	$8,550,292
Shares Outstanding (Unlimited Amount Authorized)	1,541,624	1,974,819	775,095	558,798	2,554,778	609,726
Offering, Redemption and Net Asset Value Per Share	$17.09	$25.12	$17.25	$16.06	$30.75	$14.02
*Identified Cost of Securities	$27,021,160	$46,876,234	$13,129,435	$8,742,543	$69,502,155	$8,620,687

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2008 – Unaudited
STATEMENT OF ASSETS AND LIABILITIES – continued

	Realty Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Market Value*	$11,789,469	$108,891,242	$14,324,299
Dividends and Interest Receivable	64,710	1,307,651	99,063
Fund Shares Sold Receivable	0	0	0
Total Assets	$11,854,179	$110,198,893	$14,423,362
Liabilities:
Accrued Management Fees	$10,449	$76,334	$7,467
Securities Purchased Payable	0	0	436,514
Total Liabilities	$10,449	$76,334	$443,981
Net Assets	$11,843,730	$110,122,559	$13,979,381
Net Assets Consist of:
Paid in Capital	$6,509,863	$108,983,254	$13,993,751
Accumulated Undistributed Net Investment Income (Loss)	64,554	(4,359)	(6,617)
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	351,027	576,757	(33,479)
Net Unrealized Gain on Investments	4,918,286	566,907	25,726
Net Assets	$11,843,730	$110,122,559	$13,979,381
Shares Outstanding (Unlimited Amount Authorized)	771,925	6,874,555	884,510
Offering, Redemption and Net Asset Value Per Share	$15.34	$16.02	$15.80
*Identified Cost of Securities	$6,871,183	$108,324,335	$14,298,573

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2008 – Unaudited
STATEMENT OF OPERATIONS

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
	Period Ended 6/30/2008	Period Ended 6/30/2008	Period Ended 6/30/2008	Period Ended 6/30/2008	Period Ended 6/30/2008	Period Ended 6/30/2008
Investment Income:
Interest	$7,911	$2,940	$3,560	$485	$2,390	$396
Dividends	317,494	450,670	47,898	69,156	530,180	46,635
Total Investment Income	$325,405	$453,610	$51,458	$69,641	$532,570	$47,031
Expenses:
Gross Management Fee	$122,665	$249,105	$60,825	$44,780	$383,592	$43,205
Total Expenses	$122,665	$249,105	$60,825	$44,780	$383,592	$43,205
Management Fee Waiver (See accompanying note #3)	(3,907)	(8,133)	(1,922)	(1,462)	(12,400)	(1,412)
Net Expenses	$118,758	$240,972	$58,903	$43,318	$371,192	$41,793
Net Investment Income (Loss)	$206,647	$212,638	$(7,445)	$26,323	$161,378	$5,238
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$(140,067)	$2,906,820	$50,171	$165,352	$4,917,496	$(908,768)
Net Unrealized (Loss) on Investments	(2,009,257)	(5,636,079)	(218,360)	(520,544)	(5,226,410)	(216,120)
Net (Loss) on Investments	$(2,149,324)	$(2,729,259)	$(168,189)	$(355,192)	$(308,914)	$(1,124,888)
Net (Decrease) in Assets from Operations	$(1,942,677)	$(2,516,621)	$(175,634)	$(328,869)	$(147,536)	$(1,119,650)

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2008 – Unaudited
STATEMENT OF OPERATIONS – continued

	Realty Fund	Fixed Income Fund	Municipal Income Fund
	Period Ended 6/30/2008	Period Ended 6/30/2008	Period Ended 6/30/2008
Investment Income:
Interest	$915	$2,493,952	$244,998
Dividends	287,094	0	0
Total Investment Income	$288,009	$2,493,952	$244,998
Expenses:
Gross Management Fee	$63,519	$538,534	$62,303
Total Expenses	$63,519	$538,534	$62,303
Management Fee Waiver (See accompanying note #3)	(2,084)	(80,780)	(21,806)
Net Expenses	$61,435	$457,754	$40,497
Net Investment Income	$226,574	$2,036,198	$204,501
Realized and Unrealized Gains (Losses):
Net Realized Gain from Security Transactions	$192,284	$694,371	$3,167
Net Unrealized (Loss) on Investments	(812,906)	(1,410,370)	(174,297)
Net (Loss) on Investments	$(620,622)	$(715,999)	$(171,130)
Net Increase (Decrease) in Assets from Operations	$(394,048)	$1,320,199	$33,371

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2008 – Unaudited
STATEMENT OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	Period Ended 6/30/2008*	Year Ended 12/31/2007	Period Ended 6/30/2008*	Year Ended 12/31/2007	Period Ended 6/30/2008*	Year Ended 12/31/2007
Operations:
Net Investment Income (Loss)	$206,647	$213,060	$212,638	$235,522	$(7,445)	$(3,923)
Net Realized Gain (Loss) from Security Transactions	(140,067)	651,932	2,906,820	5,702,708	50,171	338,556
Net Unrealized Gain (Loss) on Investments	(2,009,257)	707,258	(5,636,079)	(358,506)	(218,360)	178,433
Net Increase (Decrease) in Assets from Operations	$(1,942,677)	$1,572,250	$(2,516,621)	$5,579,724	$(175,634)	$513,066
Distributions to Shareholders:
Net Investment Income	$0	$(213,198)	$0	$(235,213)	$0	$0
Net Realized Gain from Security Transactions	0	(632,147)	0	(5,702,478)	0	(278,501)
Net (Decrease) in Assets from Distributions	$0	$(845,345)	$0	$(5,937,691)	$0	$(278,501)
Capital Share Transactions:
Proceeds From Sale of Shares	$7,972,133	$12,766,279	$3,160,565	$5,272,391	$1,985,167	$8,104,397
Net Asset Value of Shares Issued on Reinvestment of Distributions	0	734,372	0	5,860,186	0	278,128
Cost of Shares Redeemed	(655,880)	(1,941,211)	(4,077,874)	(10,359,719)	(420,940)	(581,348)
Net Increase (Decrease) in Assets from Capital Share Transactions	$7,316,253	$11,559,440	$(917,309)	$772,858	$1,564,227	$7,801,177
Net Change in Net Assets	$5,373,576	$12,286,345	$(3,433,930)	$414,891	$1,388,593	$8,035,742
Net Assets at Beginning of Period	$20,972,686	$8,686,341	$53,050,517	$52,635,626	$11,984,949	$3,949,207
Net Assets at End of Period	$26,346,262	$20,972,686	$49,616,587	$53,050,517	$13,373,542	$11,984,949
Including accumulated undistributed net investment income (loss) of	$206,780	$134	$213,059	$421	$(7,445)	$0

*	Unaudited

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2008 – Unaudited
STATEMENT OF CHANGES IN NET ASSETS – continued

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Period Ended 6/30/2008*	Year Ended 12/31/2007	Period Ended 6/30/2008*	Year Ended 12/31/2007	Period Ended 6/30/2008*	Year Ended 12/31/2007
Operations:
Net Investment Income (Loss)	$26,323	$45,533	$161,378	$172,605	$5,238	$(34,881)
Net Realized Gain (Loss) from Security Transactions	165,352	192,309	4,917,496	7,860,447	(908,768)	(415,359)
Net Unrealized Gain (Loss) on Investments	(520,544)	156,756	(5,226,410)	(2,223,095)	(216,120)	(623,708)
Net Increase (Decrease) in Assets from Operations	$(328,869)	$394,598	$(147,536)	$5,809,957	$(1,119,650)	$(1,073,948)
Distributions to Shareholders:
Net Investment Income	$0	$(45,542)	$0	$(172,741)	$0	$0
Net Realized Gain from Security Transactions	0	(248,219)	0	(7,860,423)	0	0
Net (Decrease) in Assets from Distributions	$0	$(293,761)	$0	$(8,033,164)	$0	$0
Capital Share Transactions:
Proceeds From Sale of Shares	$209,446	$1,858,277	$1,213,643	$7,335,113	$178,422	$1,669,934
Net Asset Value of Shares Issued on Reinvestment of Distributions	—	260,971	—	7,889,824	—	—
Cost of Shares Redeemed	(1,400,228)	(1,323,426)	(6,061,791)	(17,168,820)	(340,913)	(1,358,225)
Net Increase (Decrease) in Assets from Capital Share Transactions	$(1,190,782)	$795,822	$(4,848,148)	$(1,943,883)	$(162,491)	$311,709
Net Change in Net Assets	$(1,519,651)	$896,659	$(4,995,684)	$(4,167,090)	$(1,282,141)	$(762,239)
Net Assets at Beginning of Period	$10,496,002	$9,599,343	$83,562,894	$87,729,984	$9,832,433	$10,594,672
Net Assets at End of Period	$8,976,351	$10,496,002	$78,567,210	$83,562,894	$8,550,292	$9,832,433
Including accumulated undistributed net investment income (loss) of	$26,474	$151	$162,447	$1,069	$5,238	$0

*	Unaudited

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2008 – Unaudited
STATEMENT OF CHANGES IN NET ASSETS – continued

	Realty Fund		Fixed Income Fund		Municipal Income Fund
	Period Ended 6/30/2008*	Year Ended 12/31/2007	Period Ended 6/30/2008*	Year Ended 12/31/2007	Period Ended 6/30/2008*	Year Ended 12/31/2007
Operations:
Net Investment Income (Loss)	$226,574	$357,349	$2,036,198	$3,946,608	$204,501	$372,602
Net Realized Gain (Loss) from Security Transactions	192,284	2,294,682	694,371	(93,689)	3,167	(2,754)
Net Unrealized Gain (Loss) on Investments	(812,906)	(5,740,498)	(1,410,370)	2,149,514	(174,297)	54,259
Net Increase (Decrease) in Assets from Operations	$(394,048)	$(3,088,467)	$1,320,199	$6,002,433	$33,371	$424,107
Distributions to Shareholders:
Net Investment Income	$(162,283)	$(357,086)	$(2,040,734)	$(3,946,979)	$(211,203)	$(372,517)
Net Realized Gain from Security Transactions	0	(2,132,016)	0	0	0	0
Net (Decrease) in Assets from Distributions	$(162,283)	$(2,489,102)	$(2,040,734)	$(3,946,979)	$(211,203)	$(372,517)
Capital Share Transactions:
Proceeds From Sale of Shares	$115,499	$667,259	$12,842,680	$26,378,832	$3,356,912	$3,661,543
Net Asset Value of Shares Issued on Reinvestment of Distributions	41,821	2,229,675	394,207	824,989	19,511	29,246
Cost of Shares Redeemed	(1,211,885)	(5,812,686)	(6,581,169)	(8,910,763)	(684,848)	(3,149,849)
Net Increase (Decrease) in Assets from Capital Share Transactions	$(1,054,565)	$(2,915,752)	$6,655,718	$18,293,058	$2,691,575	$540,940
Net Change in Net Assets	$(1,610,896)	$(8,493,321)	$5,935,183	$20,348,512	$2,513,743	$592,530
Net Assets at Beginning of Period	$13,454,626	$21,947,947	$104,187,376	$83,838,864	$11,465,638	$10,873,108
Net Assets at End of Period	$11,843,730	$13,454,626	$110,122,559	$104,187,376	$13,979,381	$11,465,638
Including accumulated undistributed net investment income (loss) of	$64,554	$263	$(4,359)	$177	$6,617	$85

*	Unaudited

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	EQUITY INCOME FUND
Selected Data for a Share Outstanding Throughout the Period for the Equity Income Fund

	Unaudited 1/1/2008 to 6/30/2008		Period Ended December 31
			2007	2006	2005*
Net Asset Value Beginning of Period	$18.58		$17.51	$15.00	$0.00
Operations:
Net Investment Income	$0.13		$0.20	$0.13	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	($1.62)		$1.65	$2.52	$0.00
Total Operations	($1.49)		$1.85	$2.65	$0.00
Distributions:
Dividends from Net Investment Income	$0.00		($0.20)	($0.13)	$0.00
Distributions from Net Realized Capital Gains	$0.00		($0.58)	($0.01)	$0.00
Total Distributions	$0.00		($0.78)	($0.14)	$0.00
Net Asset Value End of Period	$17.09		$18.58	$17.51	$15.00
Total Return(a)	(8.02	%)(b)	10.54%	17.65%	0.00%
Net Assets, End of Period (Millions)	$26.35		$20.97	$8.69	$0.10
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(c)	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.96	%(c)	0.95%	0.89%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.65	%(c)	1.26%	1.41%	0.00%
Average Net Assets after Waiver	1.68	%(c)	1.31%	1.52%	0.00%
Portfolio Turnover Rate	20.77%		43.50%	39.41%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.
(d)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	GROWTH FUND
Selected Data for a Share Outstanding Throughout the Period for the Growth Fund

	Unaudited 1/1/2008 to 6/30/2008		Year Ended December 31
			2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$26.35		$26.67	$25.43	$24.81	$22.50	$18.50
Operations:
Net Investment Income	$0.11		$0.13	$0.19	$0.14	$0.16	$0.11
Net Gains (Losses) on Securities (Realized & Unrealized)	($1.34)		$2.86	$2.86	$0.80	$2.32	$4.00
Total Operations	($1.23)		$2.99	$3.05	$0.94	$2.48	$4.11
Distributions:
Dividends from Net Investment Income	$0.00		($0.13)	($0.19)	($0.14)	($0.17)	($0.11)
Distributions from Net Realized Capital Gains	$0.00		($3.18)	($1.62)	($0.18)	$0.00	$0.00
Total Distributions	$0.00		($3.31)	($1.81)	($0.32)	($0.17)	($0.11)
Net Asset Value End of Period	$25.12		$26.35	$26.67	$25.43	$24.81	$22.50
Total Return(a)	(4.67	%)(b)	11.11%	11.94%	3.78%	11.04%	22.21%
Net Assets, End of Period (Millions)	$49.62		$53.05	$52.64	$52.83	$50.16	$48.75
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.97	%(c)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.82	%(c)	0.39%	0.63%	0.52%	0.62%	0.49%
Average Net Assets after Waiver	0.85	%(c)	0.44%	0.68%	0.57%	0.67%	0.54%
Portfolio Turnover Rate	46.94%		57.24%	66.18%	48.25%	60.39%	64.36%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.
(d)	In 2003, 2004, 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	DYNAMIC GROWTH FUND
Selected Data for a Share Outstanding Throughout the Period for the Dynamic Growth Fund

	Unaudited 1/1/2008 to 6/30/2008		Period Ended December 31
			2007	2006	2005*
Net Asset Value Beginning of Period	$17.47		$16.81	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$0.02		($0.01)	$0.01	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	($0.24)		$1.09	$1.81	$0.00
Total Operations	($0.22)		$1.08	$1.82	$0.00
Distributions:
Dividends from Net Investment Income	$0.00		$0.00	($0.01)	$0.00
Distributions from Net Realized Capital Gains	$0.00		($0.42)	$0.00	$0.00
Total Distributions	$0.00		($0.42)	($0.01)	$0.00
Net Asset Value End of Period	$17.25		$17.47	$16.81	$15.00
Total Return(a)	(1.26	%)(b)	6.38%	12.15%	0.00%
Net Assets, End of Period (Millions)	$13.37		$11.98	$3.95	$0.10
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(c)	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.97	%(c)	0.95%	0.89%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	(0.15	%)(c)	(0.09%)	0.01%	0.00%
Average Net Assets after Waiver	(0.12	%)(c)	(0.04%)	0.12%	0.00%
Portfolio Turnover Rate	35.36%		65.78%	60.98%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.
(d)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	DISCIPLINED LARGE-CAP FUND
Selected Data for a Share Outstanding Throughout the Period for the Disciplined Large-Cap Fund

	Unaudited 1/1/2008 to 6/30/2008		Period Ended December 31
			2007	2006	2005*
Net Asset Value Beginning of Period	$16.51		$16.29	$15.00	$0.00
Operations:
Net Investment Income	$0.05		$0.07	$0.06	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	($0.50)		$0.62	$1.29	$0.00
Total Operations	($0.45)		$0.69	$1.35	$0.00
Distributions:
Dividends from Net Investment Income	$0.00		($0.07)	($0.06)	$0.00
Distributions from Net Realized Capital Gains	$0.00		($0.40)	$0.00	$0.00
Total Distributions	$0.00		($0.47)	($0.06)	$0.00
Net Asset Value End of Period	$16.06		$16.51	$16.29	$15.00
Total Return(a)	(2.73	%)(b)	4.24%	8.98%	0.00%
Net Assets, End of Period (Millions)	$8.98		$10.50	$9.60	$3.72
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(c)	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.97	%(c)	0.95%	0.90%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.56	%(c)	0.38%	0.31%	0.00%
Average Net Assets after Waiver	0.59	%(c)	0.43%	0.41%	0.00%
Portfolio Turnover Rate	48.17%		84.61%	58.83%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.
(d)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	DISCIPLINED MID-CAP FUND
Selected Data for a Share Outstanding Throughout the Period for the Disciplined Mid-Cap Fund

	Unaudited 1/1/2008 to 6/30/2008		Year Ended December 31
			2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$30.70		$31.83	$32.53	$33.14	$30.12	$22.37
Operations:
Net Investment Income	$0.06		$0.07	$0.15	$0.18	$0.05	$0.03
Net Gains (Losses) on Securities (Realized & Unrealized)	($0.01)		$2.06	$3.80	$3.78	$6.10	$7.75
Total Operations	$0.05		$2.13	$3.95	$3.96	$6.15	$7.78
Distributions:
Dividends from Net Investment Income	$0.00		($0.07)	($0.15)	($0.18)	($0.08)	($0.03)
Distributions from Net Realized Capital Gains	$0.00		($3.19)	($4.50)	($4.39)	($3.05)	$0.00
Total Distributions	$0.00		($3.26)	($4.65)	($4.57)	($3.13)	($0.03)
Net Asset Value End of Period	$30.75		$30.70	$31.83	$32.53	$33.14	$30.12
Total Return(a)	0.16	%(b)	6.62%	12.02%	11.90%	20.42%	34.78%
Net Assets, End of Period (Millions)	$78.57		$83.56	$87.73	$92.69	$83.86	$73.53
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.97	%(c)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.39	%(c)	0.14%	0.33%	0.47%	0.10%	0.07%
Average Net Assets after Waiver	0.42	%(c)	0.19%	0.38%	0.52%	0.15%	0.12%
Portfolio Turnover Rate	47.96%		85.16%	91.16%	89.43%	81.33%	164.84%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.
(d)	In 2003, 2004, 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	DISICPLINED SMALL-CAP FUND
Selected Data for a Share Outstanding Throughout the Period for the Disciplined Small-Cap Fund

	Unaudited 1/1/2008 to 6/30/2008		Period Ended December 31
			2007	2006	2005*
Net Asset Value Beginning of Period	$15.82		$17.52	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$0.01		($0.06)	$0.00	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	($1.81)		($1.64)	$2.52	$0.00
Total Operations	($1.80)		($1.70)	$2.52	$0.00
Distributions:
Dividends from Net Investment Income	$0.00		$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00
Total Distributions	$0.00		$0.00	$0.00	$0.00
Net Asset Value End of Period	$14.02		$15.82	$17.52	$15.00
Total Return(a)	(11.38	%)(b)	(9.70%)	16.80%	0.00%
Net Assets, End of Period (Millions)	$8.55		$9.80	$10.59	$3.51
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(c)	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.97	%(c)	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.09	%(c)	(0.36%)	(0.21%)	0.00%
Average Net Assets after Waiver	0.12	%(c)	(0.31%)	(0.10%)	0.00%
Portfolio Turnover Rate	78.82%		118.14%	87.93%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.
(d)	In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.0%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	REALTY FUND
Selected Data for a Share Outstanding Throughout the Period for the Realty Fund

	Unaudited 1/1/2008 to 6/30/2008		Year Ended December 31
			2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$16.01		$23.50	$18.94	$18.72	$16.36	$12.67
Operations:
Net Investment Income	$0.29		$0.46	$0.39	$0.47	$0.63	$0.72
Net Return of Capital	$0.00		$0.10	$0.30	$0.27	$0.18	$0.19
Net Gains (Losses) on Securities (Realized & Unrealized)	($0.75)		($4.57)	$5.51	$1.28	$4.38	$3.50
Total Operations	($0.46)		($4.01)	$6.20	$2.02	$5.19	$4.41
Distributions:
Dividends from Net Investment Income	($0.21)		($0.46)	($0.39)	($0.47)	($0.62)	($0.72)
Distributions from Return of Capital	$0.00		$0.00	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00		($3.02)	($1.25)	($1.33)	($2.21)	$0.00
Total Distributions	($0.21)		($3.48)	($1.64)	($1.80)	($2.83)	($0.72)
Net Asset Value End of Period	$15.34		$16.01	$23.50	$18.94	$18.72	$16.36
Total Return(a)	(2.94	%)(b)	(17.09%)	33.06%	10.95%	32.40%	34.23%
Net Assets, End of Period (Millions)	$11.84		$13.45	$21.95	$17.72	$19.43	$23.01
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.97	%(c)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.55	%(c)	1.82%	1.74%	2.41%	3.31%	3.88%
Average Net Assets after Waiver	3.58	%(c)	1.87%	1.79%	2.46%	3.36%	3.93%
Portfolio Turnover Rate	0.00%		13.73%	10.49%	4.89%	24.88%	24.93%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.
(d)	In 2003, 2004, 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND
Selected Data for a Share Outstanding Throughout the Period for the Fixed Income Fund

	Unaudited 1/1/2008 to 6/30/2008		Year Ended December 31
			2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$16.12		$15.79	$15.85	$16.08	$16.32	$16.43
Operations:
Net Investment Income	$0.30		$0.66	$0.63	$0.55	$0.57	$0.67
Net Gains (Losses) on Securities (Realized & Unrealized)	($0.10)		$0.33	($0.06)	($0.20)	($0.21)	($0.11)
Total Operations	$0.20		$0.99	$0.57	$0.35	$0.36	$0.56
Distributions:
Dividends from Net Investment Income	($0.30)		($0.66)	($0.63)	($0.55)	($0.57)	($0.67)
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	($0.02)	($0.03)	$0.00
Total Distributions	($0.30)		($0.66)	($0.63)	($0.58)	($0.60)	($0.67)
Net Asset Value End of Period	$16.02		$16.12	$15.79	$15.85	$16.08	$16.32
Total Return(a)	1.26	%(b)	6.40%	3.71%	2.19%	2.22%	3.44%
Net Assets, End of Period (Millions)	$110.12		$104.19	$83.84	$69.02	$55.39	$49.21
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85	%(c)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.64	%(c)	4.08%	3.93%	3.41%	3.36%	3.92%
Average Net Assets after Waiver	3.79	%(c)	4.23%	4.08%	3.56%	3.51%	4.07%
Portfolio Turnover Rate	20.72%		12.14%	35.70%	32.79%	36.54%	31.03%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.
(d)	The Adviser waived a portion of the 1.00% maximum management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2009. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND
Selected Data for a Share Outstanding Throughout the Period for the Municipal Income Fund

	Unaudited 1/1/2008 to 6/30/2008		Year Ended December 31
			2007	2006	2005	2004	2003
Net Asset Value Beginning of Period	$15.98		$15.91	$15.92	$16.25	$16.49	$16.61
Operations:
Net Investment Income	$0.25		$0.55	$0.53	$0.54	$0.51	$0.56
Net Gains (Losses) on Securities (Realized & Unrealized)	($0.17)		$0.77	($0.01)	($0.33)	($0.23)	($0.12)
Total Operations	$0.08		$0.62	$0.52	$0.21	$0.28	$0.44
Distributions:
Dividends from Net Investment Income(1)	($0.26)		($0.55)	($0.53)	($0.54)	($0.52)	($0.56)
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	($0.26)		($0.55)	($0.53)	($0.54)	($0.52)	($0.56)
Net Asset Value End of Period	$15.80		$15.98	$15.91	$15.92	$16.25	$16.49
Total Return(a)	0.50	%(b)	3.95%	3.31%	1.33%	1.72%	2.67%
Net Assets, End of Period (Millions)	$13.98		$11.47	$10.87	$9.51	$9.14	$9.49
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.94	%(c)	3.10%	3.01%	3.02%	2.81%	3.02%
Average Net Assets after Waiver	3.29	%(c)	3.45%	3.36%	3.37%	3.16%	3.37%
Portfolio Turnover Rate	3.46%		16.08%	19.45%	28.58%	12.77%	3.82%

(1)	All distributions are Federally tax exempt.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.
(d)	The Adviser waived a portion of the 1.00% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2009. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS	Unaudited

 1)  Organization
The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund (formerly Disciplined Large Company Fund), Disciplined Mid-Cap Fund (formerly Opportunity Fund), Disciplined Small-Cap Fund (formerly Disciplined Small Company Fund), Realty Fund, Fixed Income Fund, and Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on December 30, 2005.
The investment objective of the Growth Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Disciplined Large-Cap Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Equity Income Fund is above average dividend income and long term capital growth. The Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, Equity Income Fund and Fixed Income Fund are diversified.
The Municipal Income Fund is non-diversified and invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

 2)  Summary of Significant Accounting Policies

 Security Valuation and Transactions:

The investments in securities are stated at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Security transactions are accounted for on trade date. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).
Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.
In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

 2)  Summary of Significant Accounting Policies – (continued)
current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.
Effective January 1, 2008, the Funds adopted FASB Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.
Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:
•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s net assets as of June 30, 2008:

	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Totals
Equity Income Fund – Investments in Securities	$26,311,498	0	0	$26,311,498
Growth Fund – Investments in Securities	$49,446,442	0	0	$49,446,442
Dynamic Growth Fund – Investments in Securities	$13,378,314	0	0	$13,378,314
Discipline Large-Cap Fund – Investments in Securities	$8,898,621	0	0	$8,898,621
Discipline Mid-Cap Fund – Investments in Securities	$78,588,799	0	0	$78,588,799
Discipline Small-Cap Fund – Investments in Securities	$8,552,918	0	0	$8,552,918
Realty Fund – Investments in Securities	$11,789,469	0	0	$11,789,469
Fixed Income Fund – Investments in Securities	$532,759	$108,358,483	0	$108,891,242
Municipal Income Fund – Investments in Securities	$470,513	$13,853,786	0	$14,324,299
In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.
 Investment Income and Realized Capital Gains and Losses on Investment Securities:
Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

 2)  Summary of Significant Accounting Policies – (continued)

 Income Taxes:
It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

 Accounting for Uncertainty in Income Taxes:
Effective June 29, 2007 the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.
As of and during the period ended June 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004.

 Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The balances of net assets, in total, are not affected by the reclassifications.

 3)  Investment Advisory Agreements
The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses.
The Adviser received management fees for the six months ended June 30, 2008 as indicated below. These fees are after the Adviser contractually waived part of the management fees on each of the Funds from the maximum of 1.00% as listed below. The Adviser removed the waiver for the Equity Income, Growth, Dynamic Growth, Disciplined Large-Cap, Disciplined Mid-Cap, Disciplined Small-Cap and Realty Funds on May 1, 2008. The Adviser intends the contractual fee waivers to be permanent for the Fixed Income and Municipal Income Funds, although the Adviser has the right to remove these fee waivers any time after April 30, 2009.

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers
Equity Income Fund	1.00%	0.05%	0.95%	$118,758	$3,907
Growth Fund	1.00%	0.05%	0.95%	$240,972	$8,133
Dynamic Growth Fund	1.00%	0.05%	0.95%	$58,903	$1,922
Disciplined Large-Cap Fund	1.00%	0.05%	0.95%	$43,318	$1,462
Disciplined Mid-Cap Fund	1.00%	0.05%	0.95%	$371,192	$12,400
Disciplined Small-Cap Fund	1.00%	0.05%	0.95%	$41,793	$1,412
Realty Fund	1.00%	0.05%	0.95%	$61,435	$2,084
Fixed Income Fund	1.00%	0.15%	0.85%	$457,754	$80,780
Municipal Income Fund	1.00%	0.35%	0.65%	$40,497	$21,806

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

  3)  Investment Advisory Agreements – (continued)
At June 30, 2008, management fees payable to the Adviser amounted to: $22,285 for the Equity Income Fund, $42,218 for the Growth Fund, $11,128 for the Dynamic Growth Fund, $7,607 for the Disciplined Large-Cap Fund, $66,969 for the Disciplined Mid-Cap Fund, $7,379 for the Disciplined Small-Cap Fund, $10,449 for the Realty Fund, $76,334 for the Fixed Income Fund and $7,467 for the Municipal Income Fund.

 4)  Related Party Transactions
All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. Total compensation for the Trustees as a group was $17,500 for the six months ended June 30, 2008, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of thirteen Funds: Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Johnson Disciplined Small-Cap Fund, Johnson Disciplined Large-Cap Fund, Johnson Dynamic Growth Fund, Johnson Enhanced Return Fund, and Johnson Equity Income Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2008, US Bank held in aggregate 55.17% of the Equity Income Fund, 30.83% of the Growth Fund, 53.10% of the Dynamic Growth Fund, 66.81% of the Disciplined Large-Cap Fund, 68.58% of the Disciplined Mid-Cap Fund, 79.34% of the Disciplined Small-Cap Fund, 74.35% of the Realty Fund, 78.54% of the Fixed Income Fund, and 88.86% of the Municipal Income Fund in an omnibus account for the benefit of Johnson Investment Counsel, Inc.
Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

  5)  Purchases and Sales of Securities

  From January 1, 2008 through June 30, 2008, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Equity Income Fund	$13,041,183	$4,986,335	$0	$0
Growth Fund	$23,462,926	$24,563,094	$0	$0
Dynamic Growth Fund	$5,794,702	$4,215,387	$0	$0
Disciplined Large-Cap Fund	$4,373,568	$5,548,912	$0	$0
Disciplined Mid-Cap Fund	$37,074,881	$41,949,346	$0	$0
Disciplined Small-Cap Fund	$6,880,619	$7,059,595	$0	$0
Realty Fund	$0	$948,972	$0	$0
Fixed Income Fund	$31,258,759	$12,139,101	$2,162,857	$12,701,799
Municipal Income Fund	$3,131,242	$407,450	$0	$0

 6)  Share Transactions

As of June 30, 2008, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

 Share Transactions for the Period January 1 – June 30, 2008:

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund	Realty Fund	Fixed Income Fund	Municipal Income Fund
Shares Sold to Investors	450,294	146,285	116,272	13,524	51,926	12,913	9,893	790,862	209,036
Shares Issued on Reinvestment of Dividends	0	0	0	0	0	0	2,588	24,388	1,232
Subtotal	450,294	146,285	116,272	13,524	51,926	12,913	12,481	815,250	210,268
Shares Redeemed	(37,424)	(184,698)	(27,301)	(90,306)	(219,398)	(24,658)	(80,871)	(404,889)	(43,237)
Net Increase/(Decrease) During Period	412,870	(38,413)	88,971	(76,782)	(167,472)	(11,745)	(68,390)	410,361	167,031
Shares Outstanding:
January 1, 2008 (Beginning of Period)	1,128,754	2,013,232	686,124	635,580	2,722,250	621,471	840,315	6,464,194	717,479
June 30, 2008 (End of Period)	1,541,624	1,974,819	775,095	558,798	2,554,778	609,726	771,925	6,874,555	884,510

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

 7)  Security Transactions
For Federal income tax purposes, the cost of investments owned on June 30, 2008 was the same as identified cost for the Funds. As of June 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
Equity Income Fund	$27,021,160	$1,651,530	$(2,361,192)	$(709,662)
Growth Fund	$46,876,234	$5,534,443	$(2,964,235)	$2,570,208
Dynamic Growth Fund	$13,129,435	$1,286,053	$(1,037,174)	$248,879
Disciplined Large-Cap Fund	$8,742,543	$1,129,159	$(973,081)	$156,078
Disciplined Mid-Cap Fund	$69,502,155	$16,049,445	$(6,962,801)	$9,086,644
Disciplined Small-Cap Fund	$8,620,687	$1,265,363	$(1,333,132)	$(67,769)
Realty Fund	$6,871,183	$5,396,849	$(478,563)	$4,918,286
Fixed Income Fund	$108,324,335	$1,881,199	$(1,314,292)	$566,907
Municipal Income Fund	$14,298,573	$145,919	$(120,193)	$25,726

 8)  Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 9)  Net Investment Income and Net Realized Capital Losses
As of December 31, 2007, the Disciplined Small-Cap Fund had accumulated net realized capital loss carryovers of ($63,465) expiring in 2014 and ($180,780) expiring in 2015, the Fixed Income Fund had accumulated net realized capital loss carryovers of ($23,925) expiring in 2014 and ($93,689) expiring in 2015, and the Municipal Income Fund had accumulated net realized capital loss carryovers of ($1,823) expiring in 2010, ($26,952) expiring in 2011, ($3,262) expiring in 2013, ($1,855) expiring in 2014 and ($2,754) expiring in 2015. To the extent that these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers and may not be distributed.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

  10)  Distributions to Shareholders

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Dynamic Growth Fund
	2008	2007	2008	2007	2008	2007
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$0	$213,198	$0	$235,213	$0	$0
Net Realized Long-Term Capital Gain	0	133,316	0	4,948,076	0	168,715
Net Realized Short-Term Capital Gain	0	498,831	0	754,402	0	109,786
Total distributions paid	$0	$845,345	$0	$5,937,691	$0	$278,501
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$4,486		$515		$32,769
Capital Loss Carryforward		—		—		—
Undistributed Long-Term Capital Gain		38,123		4,159		—
Appreciation/(Depreciation)		1,289,167		8,202,489		464,827
Total distributable earnings on a tax basis		$1,331,776		$8,207,163		$497,596

	Johnson Disciplined Large-Cap Fund		Johnson Disciplined Mid-Cap Fund		Johnson Disciplined Small-Cap Fund
	2008	2007	2008	2007	2008	2007
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$0	$45,542	$0	$172,741	$0	$0
Net Realized Long-Term Capital Gain	0	232,668	0	7,860,423	0	168,715
Net Realized Short-Term Capital Gain	0	15,551	0	0	0	109,786
Total distributions paid	$0	$293,761	0	$8,033,164	$0	$278,501
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		—		$1,286		—
Capital Loss Carryforward		—		—		$(244,245)
Undistributed Long-Term Capital Gain		$269		155		—
Unrealized Appreciation/(Depreciation)		577,381		14,313,054		(86,227)
Total distributable earnings on a tax basis		$577,650		$14,314,495		$(330,472)

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

  10)  Distributions to Shareholders  – (continued)

	Johnson Realty Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	2008	2007	2008	2007	2008	2007
The tax character of distributions paid are as follows:
Distribution paid from:
Ordinary Income	$162,283	$357,086	$2,040,734	$3,946,979	$211,203	$372,517
Net Realized Long-Term Capital Gain	0	2,132,016	0	0	0	0
Net Realized Short-Term Capital Gain	0	0	0	0	0	0
Total distributions paid	$0	$2,489,102	$2,040,734	$3,946,979	$211,203	$372,517
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income		$263		$177		$85
Capital Loss Carryforward		—		(117,614)		(36,646)
Undistributed Long-Term Capital Gain		162,731		—		—
Unrealized Appreciation/(Depreciation)		5,727,204		1,977,277		200,023
Total distributable earnings on a tax basis		$5,890,198		$1,859,840		$163,462

DISCLOSURE OF EXPENSES
Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2007 and held through June 30, 2008.
The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value December 31, 2007	Ending Account Value June 30, 2008	Expenses Paid During Period* January 1, 2008 – June 30, 2008
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$919.81	$4.60
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Growth Fund
Actual Fund Return	$1,000.00	$953.32	$4.68
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Dynamic Growth Fund
Actual Fund Return	$1,000.00	$987.41	$4.69
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Disciplined Large-Cap Fund
Actual Fund Return	$1,000.00	$972.74	$4.64
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$1001.63	$4.67
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$886.22	$4.34
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Realty Fund
Actual Fund Return	$1,000.00	$970.65	$4.95
Hypothetical Return	$1,000.00	$1,020.08	$4.76
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,012.63	$4.28
Hypothetical Return	$1,000.00	$1,020.92	$4.33
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,004.99	$3.28
Hypothetical Return	$1,000.00	$1,021.93	$3.31
*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, and Realty Funds, the expense ratio is 0.97%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS
The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 30, 2008. The Trustees reviewed a memorandum discussing, among other things, the Adviser’s business, its personnel and operations, the compensation received for management services, performance for the most recently completed fiscal year end, economies of scale and compliance.
As to the performance of the Funds, the Trustees noted that they had discussed the December 31, 2007 performance data in great detail at the February 28, 2008 Board meeting. The Trustees also reviewed the March 31, 2008 performance data, which included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and, with respect to the retail Funds, compared to a peer group of similar mutual funds. The Trustees noted that several of the equity funds had performed particularly well for the first four months of 2008. After discussion, the Trustees indicated that it was their consensus that the performance of each Fund was reasonable, particularly given the explanations received for the few Funds that had underperformed.
As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive. It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent.
As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2007 by each Fund, in total dollars. The Trustees also reviewed reviewed a report, which indicated average expense ratios for mutual funds in comparative categories and for specific local and national funds. The Trustees agreed that the information on industry averages was most helpful. They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, and that this must be considered when approving the agreements. The Trustees noted that each Johnson Fund had a ranking in the lower third of its Morningstar universe, and that most of the Funds had rankings significantly below the mean. The Trustees also discussed the profitability of the Funds to the Adviser. A representative of the Adviser reported on the Adviser’s financial condition.
The Trustees concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis and they did not wish to penalize the Adviser for its efficiency or provide some incentive to be less efficient in the future. The Trustees indicated that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, that there was no way that excessive profit could be derived from the Funds. They indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, they would consider requesting break points.
In conclusion, the Trustees indicated that they were highly satisfied with the quality of services provided in the past. The did not identify any single factor as controlling in their considerations, and determined based on their review that the renewal of the applicable Management Agreement was in the best interest of each Fund and its shareholders.

ADDITIONAL INFORMATION

 Proxy Disclosure
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

 Availability of Schedules of Portfolio Investments:
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

 Code of Ethics
The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:
Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)
Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (66) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	13	Director, Kendle International, Inc.
Independent Trustees
Ronald H. McSwain (65) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	13	None
Kenneth S. Shull (79) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	13	None
John R. Green (66) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	13	None
James J. Berrens (42) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company From 2001 to 2005	13	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (49) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (44) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (42) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	N/A	N/A
Jennifer J. Kelhoffer (36) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	N/A	N/A

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian
National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

SEMI-ANNUAL REPORT	JUNE 30, 2008 - UNAUDITED

♦ JIC Institutional Bond Fund I
♦ JIC Institutional Bond Fund II
♦ JIC Institutional Bond Fund III
♦ Johnson Enhanced Return Fund

INVESTMENT ADVISER:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS	JUNE 30, 2008 - UNAUDITED

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6
JIC Institutional Bond Fund II	7
JIC Institutional Bond Fund III	8
Johnson Enhanced Return Fund	9

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Change in Net Assets	12

Financial Highlights
JIC Institutional Bond Fund I	13
JIC Institutional Bond Fund II	14
JIC Institutional Bond Fund III	15
Johnson Enhanced Return Fund	16

Notes to the Financial Statements	17-20

Disclosure of Expenses	21

Additional Information	22

Review and Renewal of Management Agreements	23-24

Trustees and Officers Table	25

Trustees, Officers, Transfer Agent, Fund Accountant
Custodian, Auditors, Legal Counsel	Back Page

August 15, 2008

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2008 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The first half of the year was a volatile period for the equity markets. Concerns resulting from the credit crunch of last year carried over into the new year and continued to cast a shadow on investor optimism. A continuing decline in the housing market weighed on prospects for an economic upswing. Financial stocks were hit hard by concerns about liquidity, triggered in part by the unprecedented meltdown and subsequent rescue of Bear Stearns. Many banking and financial stocks saw their value decline sharply in the first two quarters. Inflation, especially the rise in food and energy costs, curtailed consumer spending while boosting the energy and raw materials sectors. Exporting companies also were propped up by a weak dollar, which increased foreign demand for U.S. goods. The Dow Jones Industrial Average declined 13.4% in the first half of the year. The broader market averages fared somewhat better. The S&P 500® Index declined 11.9% while the Nasdaq® Composite declined 13.6% through June 30th. The Russell 2000®, an index of small-cap stocks, declined 9.4% in the first half of the year. Real estate investment trusts (REITS) fared better, however, as the NAREIT index declined 3.6% for the same period.

The fixed income markets have provided some safety from the volatility and declines of the equity markets. The flight to quality that was evident early in the year reversed course somewhat throughout the second quarter as investors sold off Treasuries. The yield on the 10-year Treasury, which began the 2nd quarter at 3.4%, climbed up to the 4.2% range in mid-June before declining to about 4.0% at the end of the 2nd quarter amid the sharp stock market sell-off. In this environment, the Lehman Brothers Aggregate Bond Index gained 1.1% in the first six months of the year. In order to conserve shareholder value we continue to adhere to high quality fixed income investments and will not compromise our philosophy on quality.

The Fed cut its target funds rate to 2.0%, and took aggressive and sometimes unprecedented action to prop up the financial and economic markets. By opening its discount window to broker dealers and investment banks and rescuing Bear Stearns from collapse, the Fed hoped to return stability and investor confidence. Energy prices continued to put pressure on businesses and consumers, as oil reached record highs during the period. Economists were in disagreement about whether to increase rates to curb inflationary pressure or hold them steady to encourage growth. The outlook for the second half of the year is mixed, with many indicators pointing to slower growth.

In the face of ongoing market volatility, it is important to remain focused on the long term and not allow the market movements to dictate any rash decision making. In these times of volatility in the financial markets, we want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions.

Sincerely,

Timothy E. Johnson, President

1

PERFORMANCE REVIEW - JUNE 30, 2008 UNAUDITED

JIC INSTITUTIONAL BOND FUND I

The continued correction in housing and the broadening financial crisis caused yield spreads to rise dramatically this year on all non-Treasury securities. Even though the Fund owns a preponderance of very high-quality, non-Treasury securities, the lower allocation to Treasury bonds in the Fund detracted from performance. As a result, the JIC Institutional Bond Fund I (the “Fund”) provided a 1.41% total return through the first half of 2008 compared to 2.08% for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index.

Although our overweight position in corporate bonds and underweight position in Treasury bonds detracted from performance, the higher relative credit quality and superior issuer selection of our holdings was helpful. Each security in the Fund is rated “A” or higher, as rated by both Standard & Poor’s and Moody’s Rating Agencies, as indicated by the Quality Allocation Chart on this page.

We expect the current environment to continue for some time. As the market grapples with further economic weakness, a deepening housing contraction and spreading financial problems, volatility in both interest rates and yield spreads will persist. However, much of the negative aspects of the current environment are already reflected in low short-term yields and historically wide yield spreads. As we approach year-end, we expect some stabilization in interest rates and a return to more normal yield spreads.

It is important to note that the Fund has no exposure to securities backed by subprime mortgages or other non-conforming loans. Our strict adherence to high quality investing would not allow purchase of these securities. These securities have experienced substantial price declines this year and not owning any of them was a distinct positive for the Fund.

Average Annual Total Returns As of June 30, 2008
	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov't/Corp Index (No BBB)
Six Months	1.41%	2.08%
One Year	5.49%	6.87%
Three Years	4.20%	4.67%
Five Years	3.10%	3.33%
Since Inception*	4.14%	4.69%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*Inception was August 31, 2000.
2

PERFORMANCE REVIEW - JUNE 30, 2008 UNAUDITED

JIC INSTITUTIONAL BOND FUND II

The continued correction in housing and the broadening financial crisis caused yield spreads to rise dramatically this year on all non-Treasury securities. Even though the JIC Institutional Bond Fund II (the “Fund”) owns a preponderance of very high-quality, non-Treasury securities, the lower allocation to Treasury bonds in the Fund detracted from performance. The Fund provided a 1.19% total return through the first half of 2008 compared to 1.43% for the Merrill Lynch 3-5 Year (no BBB) Government Corporate Index.

Even though our overweight to corporate bonds and underweight to Treasury bonds detracted from performance, the higher relative credit quality and superior issuer selection of our holdings was helpful. Each security in the Fund is rated “A” or higher, by both Standard & Poor’s and Moody’s Rating Agencies, as indicated by the Quality Allocation Chart on this page.

We expect the current environment to continue for some time. As the market grapples with further economic weakness, a deepening housing contraction and spreading financial problems, volatility in both interest rates and yield spreads will persist. However, much of the negative aspects of the current environment are already reflected in low short-term yields and historically wide yield spreads. As we approach year-end, we expect some stabilization in interest rates and a return to more normal yield spreads.

It is important to note that the Fund has no exposure to securities backed by subprime mortgages or other non-conforming loans. Our strict adherence to high quality investing would not allow purchase of these securities. These securities have experienced substantial price declines this year and not owning any of them was a distinct positive for the Fund.

Average Annual Total Returns As of June 30, 2008
	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov't/Corp Index (No BBB)
Six Months	1.19%	1.43%
One Year	6.71%	8.10%
Three Years	4.11%	4.50%
Five Years	3.15%	3.39%
Since Inception*	5.01%	5.94%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 31, 2000.
3

PERFORMANCE REVIEW - JUNE 30, 2008 UNAUDITED

JIC INSTITUTIONAL BOND FUND III

The continued correction in housing and the broadening financial crisis caused yield spreads to rise dramatically this year on all non-Treasury securities. Even though the JIC Institutional Bond Fund III (the “Fund”) owned a preponderance of very high-quality, non-Treasury securities, the lower allocation to Treasury bonds in the Fund detracted from performance. The Fund provided a 1.35% total return through the first half of 2008 compared to 1.64% for the Merrill Lynch 5-7 Year (no BBB) Government Corporate Index.

Even though our overweight position in corporate bonds and underweight position in Treasury bonds detracted from performance, the higher relative credit quality and superior issuer selection of our holdings was helpful. Each security in the Fund is rated “A” or higher, as rated by both Standard & Poor’s and Moody’s Rating Agencies, as indicated by the Quality Allocation Chart on this page.

We expect the current environment to continue for some time. As the market grapples with further economic weakness, a deepening housing contraction and spreading financial problems, volatility in both interest rates and yield spreads will persist. However, much of the negative aspects of the current environment are already reflected in low short-term yields and historically wide yield spreads. As we approach year-end, we expect some stabilization in interest rates and a return to more normal yield spreads.

It is important to note that the Fund has no exposure to securities backed by subprime mortgages or other non-conforming loans. Our strict adherence to high quality investing would not allow purchase of these securities. These securities have experienced substantial price declines this year and not owning any of them was a distinct positive for the Fund.

Average Annual Total Returns As of June 30, 2008
	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov't/Corp Index (No BBB)
Six Months	1.35%	1.64%
One Year	8.02%	9.18%
Three Years	4.10%	4.52%
Five Years	3.46%	3.75%
Since Inception*	5.55%	6.77%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

* Inception was August 31, 2000.
4

PERFORMANCE REVIEW - JUNE 30, 2008 UNAUDITED

JOHNSON ENHANCED RETURN FUND

The Johnson Enhanced Return Fund (the “Fund”) provided a -12.40% return through the first half of 2008 compared to a -11.91% return for the Standard & Poors 500 Index. The return on the bond portion of the Fund was not able to keep pace with the expenses associated with the Fund entering into futures contracts. The reason for this was twofold. First, the cost-of-carry of the futures contracts was elevated due to rising interbank lending rates amid the burgeoning financial crisis. Second, corporate bonds have underperformed this year, and the Fund’s emphasis on this sector could not keep pace with the elevated cost-of-carry.

Looking forward, we expect the environment for the Fund to be favorable. First, the expenses associated with entering into the futures contracts should diminish as interbank lending rates return to more normal levels relative to short-term interest rates. Second, while economic growth may continue to struggle, corporate bonds are unlikely to underperform from this point. Economic risk has been substantially priced into the corporate bond market and their yields offer substantial advantage over other sectors. Finally, the yield curve is steeper than it has been in four years. This allows the Fund to “capture” the additional yield offered by extending maturities. We believe the combination of these three factors should allow the Fund to outperform its benchmark looking forward.

Since early October 2007, stocks have fallen 20%. Bear markets historically last about a year and decline roughly 25%. However, no two market declines are identical in terms of depth or duration. Our expectation is that the stock market will begin to bottom at some point in the second half and improve as evidence of an improving economy and the bottoming if the financial crisis mounts.

Average Annual Total Returns As of June 30, 2008
	Enhanced Return Fund	S&P 500 Index
Six Months	-12.40%	-11.91%
One Year	-12.81%	-13.12%
Since Inception	2.74%	2.97%

Bonds are rated by using the lower rating received from either Standard & Poor’s or Moody’s Rating Agencies.

Outperforming the Fund’s benchmark, the S&P 500 Composite Stock Price Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*Fund inception was December 30, 2005
5

JIC Institutional Bond Fund I	Portfolio of Investments as of June 30, 2008 - Unaudited

Fixed Income Securities - Bonds
	Face Value	Market Value
Finance
Associates Corporation, 7.950% Due 02/15/10	200,000	209,624
Fifth Third Bank Notes, 4.200% Due 02/23/10	1,200,000	1,151,490
Bank of America Corp Subordinated Notes, 7.400% Due 01/15/11	1,100,000	1,147,890
Bank of New York Notes, 4.950% Due 01/14/11	510,000	511,255
Citigroup Incorporated Notes, 5.125% Due 02/14/11	1,500,000	1,495,196
Genworth Financial, 4.750% Due 06/15/09	1,095,000	1,089,661
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,135,000	972,571
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	1,000,000	1,019,585
US Bank NA Subordinated Notes, 6.375% Due 08/01/11	1,000,000	1,045,216
Wachovia Corporation, 5.350% Due 03/15/11	500,000	489,519
Wachovia Corporation, 6.000% Due 10/30/08	670,000	673,825
Wells Fargo Bank Subordinated Notes, 6.450% Due 02/01/11	500,000	522,807
Total Finance: 18.2%		$10,328,639

Industrial
Abbott Laboratories Senior Unsecured Notes 4.35% Due 3/15/14	900,000	876,880
Danaher Corporation Notes, 6.000% Due 10/15/08	1,000,000	1,005,995
Emerson Electric Corporation Senior Notes, 4.625% Due 10/15/12	1,125,000	1,131,877
General Electric Company Notes, 5.000% Due 02/01/13	800,000	806,575
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,000,000	2,068,578
IBM Corp, 4.75% Due 11/29/12	1,106,000	1,122,413
Pepsico Incorporated Senior Unsecured Notes, 4.650% Due 02/15/13	1,830,000	1,859,081
Target Corporation Notes, 6.350% Due 01/15/11	1,000,000	1,043,475
Wal-Mart Stores, 6.875%, Due 08/10/09	1,000,000	1,037,037
Total Industrial: 19.3%		$10,951,911

Utilities
Georgia Power Company Senior Notes, 4.000% Due 01/15/11	1,000,000	995,346
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	1,250,000	1,258,698
Total Utilities: 4.0%		$2,254,044

United States Government Agency Obligations
Federal Home Loan Bank, 4.875% Due 12/14/12	2,500,000	2,586,760
Federal Home Loan Mortgage Corporation, 5.125% Due 10/15/08	2,000,000	2,015,340
Federal National Mortgage Association, 3.600% Due 03/03/09	2,000,000	2,010,436
Federal National Mortgage Association, 4.125% Due 02/11/15	2,500,000	2,455,268
Federal National Mortgage Association, 5.125% Due 11/02/12	1,040,000	1,065,135
Federal Home Loan Mortgage Corporation, 3.900% Due 04/01/13	2,500,000	2,427,475
Tennessee Valley Authority, 5.6250% Due 01/18/11	1,000,000	1,051,605
Total United States Government Agency Obligations: 24.0%		$13,612,019

United States Government Agency Obligations - Mortgage-Backed Securities
Freddie Mac Gold MBS 7 Year Balloon, 5.000% Due 11/1/10	436,929	446,666
Freddie Mac Gold MBS 5 Year Balloon, 4.500% Due 12/01/09	497,512	503,235
Federal Home Loan Bank CMO Series 00-0582 Class H, 4.750% Due 10/25/10	1,290,800	1,297,539
Freddie Mac CMO Pool 2171 Class B, 6.279% Due 06/15/09	540,000	549,839
Fannie Mae 30 Year Mortgage Backed Security, 5.500% Due 01/01/37	1,359,365	1,342,558
Fed. Nat'l Mortgage Assoc. CMO Pool 2003-20 Class HR, 4.500% Due 10/25/16	430,928	432,336
Government Nat'l Mortgage Assoc. CMO Pool 2004-95 Class QA, 4.500% Due 3/20/34	659,811	646,767
Total United States Government Agency Obligations- Mortgage-Backed Securities: 9.2%		$5,218,940

United States Government Treasury Obligations
United States Treasury Note, 4.125% Due 08/13/12	2,500,000	2,588,477
United States Treasury Note, 4.875% Due 01/31/09	1,500,000	1,524,258
United States Treasury Note, 4.000% Due 11/15/12	2,000,000	2,067,814
United States Treasury Note, 4.000% Due 04/15/10	2,000,000	2,051,564
Total United States Government Treasury Obligations: 14.5%		$8,232,113

Municipal Bonds
Chicago Illinois General Obligation (AMBAC Insured) 6.00% Due 1/1/11	1,000,000	1,066,860
Sangamon & Christian Counties IL Community Unified School District, 4.000% Due 12/15/11	1,250,000	1,259,325
Indiana State Finance Authority Revenue 5.000% Due 11/1/13	500,000	527,185
Michigan Muni Bond Authority Revenue 5.000% Due 10/1/12	2,005,000	2,134,784
Total Municipal Bonds: 8.8%		$4,988,154

Total Fixed Income - Bonds: 98.0%		$55,585,820
(Fixed Income Identified Cost $55,402,333)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 1.26% yield *		355,991
Total Cash Equivalents: 0.6%		$355,991
(Cash Equivalents Identified Cost $355,991)

Total Portfolio Value: 98.7%		$55,941,811
(Total Portfolio Identified Cost $55,758,324)

Other Assets Less Liabilities 1.3%		$703,970

Total Net Assets 100.0%		$56,645,781

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of these financial statements.

6

JIC Institutional Bond Fund II	Portfolio of Investment June 30, 2008 - Unaudited

Fixed Income Securities - Bonds
	Face Value	Market Value
Finance
Allstate Corporation, 7.200% Due 12/01/09	500,000	520,612
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	916,179
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	939,392
Citigroup Incorporated Subordinated Notes, 5.000%, 09/15/14	1,000,000	927,370
Citigroup Incorporated Notes, 6.000%, 02/21/12	750,000	756,671
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	805,677
Genworth Financial Notes, 4.750% Due 06/15/09	1,000,000	995,124
Key Bank NA Subordinated Notes, 5.800% Due 078/01/14	1,056,000	904,877
Morgan Stanley Dean Witter, 4.250% Due 05/15/10	830,000	805,702
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	490,000	447,050
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	640,000	672,212
US Bancorp Subordinated, 6.375% Due 09/15/07	650,000	679,390
Wachovia Corp., 5.250% Due 08/01/14	1,180,000	1,100,080
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,000,000	987,936
Total Finance: 20.5%		$11,458,272

Industrial
Abbot Laboratories Senior Unsecured Notes, 5.600% Due 05/15/11	1,200,000	1,255,700
Becton Dickinson, 7.150% Due 10/01/09	1,000,000	1,032,760
General Electric Capital Corporatioin Notes 6.000% Due 06/15/12	1,550,000	1,603,148
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,106,339
IBM Corporation, 4.750% Due 11/29/12	1,100,000	1,116,324
Lowes Companies, Inc., 8.250% Due 06/01/10	390,000	417,990
Danaher Corporation Notes, 6.000% Due 10/15/08	600,000	603,597
Emerson Electric Corporation Notes, 5.850% Due 03/15/09	1,500,000	1,527,014
Target Corporation, 6.350% Due 01/15/11	400,000	417,390
United Technologies, 7.125% Due 11/15/10	1,054,000	1,136,994
Wal-Mart Stores, 6.875% Due 08/10/09	500,000	518,519
Total Industrial: 19.2%		$10,735,775

Utilities
Georgia Power Company Senior Notes, 5.125% Due 11/15/12	685,000	696,036
Alabama Power Company Senior Notes 5.2000% Due 01/15/16	715,000	706,099
Bellsouth Capital Funding, 7.750% Due 02/15/10	500,000	525,787
Verizon Communications, 7.510% Due 04/01/09	500,000	513,464
National Rural Utilities, 5.700% Due 01/15/10	500,000	512,924
Total Utilities: 5.3%		$2,954,310

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	1,600,000	1,632,005
Federal Home Loan Bank, 5.375% Due 05/18/16	500,000	526,906
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,586,396
Federal National Mortgage Assoc. Notes, 4.350% Due 05/29/13	1,020,000	1,022,459
Tennessee Valley Authority, 7.140% Due 05/23/12	150,000	167,079
Total United States Government Agency Obligations: 8.9%		$4,934,845

United States Government Agency Obligations - Mortgage Backed Securities
Freddie Mac Gold MBS 5 Year Balloon, 4.500% Due 12/01/09	497,511	503,235
Freddie Mac CMO Pool 2532 Class PG, 5.500% Due 07/15/31	1,350,000	1,380,907
Fed. Home Loan Mortg. Corp CMO Pool 2963 Cl. DM, 5.500% Due 08/15/33	1,875,000	1,884,028
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/25	800,000	792,318
Fed. Home Loan Mortg. Corp CMO Pool 3098 Cl. KE, 5.500% Due 09/15/34	2,000,000	2,001,966
Freddie Mac CMO Pool 3174 Class PY, 5.000% Due 08/15/19	1,000,000	956,616
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/33	1,400,000	1,400,178
Total United States Government Agency Obligations - Mortgage Backed Securities: 16.0%		$8,919,248

United States Government Treasury Obligations
United States Treasury Bond, 4.000% Due 02/15/14	2,500,000	2,579,103
United States Treasury Note, 4.125% Due 05/15/15	2,000,000	2,067,344
United States Treasury Note, 4.250% Due 08/15/13	1,800,000	1,878,469
United States Treasury Bond, 4.500% Due 11/15/15	4,000,000	4,213,752
United States Treasury Note, 4.500% Due 04/30/12	1,800,000	1,887,469
United States Treasury Bond, 4.500% Due 02/15/16	1,000,000	1,052,266
Total United States Government Treasury Obligations: 24.5%		$13,678,403

Municipal Bonds
Hillsborough County Florida School District Sales Tax Revenue (AMBAC Insured) 4.000% Due 10/1/09	2,300,000	2,336,271
Total Municipal Bonds: 4.2%		2,336,271

Total Fixed Income - Bonds: 98.6%		$55,017,124
(Fixed Income Identified Cost $54,485,828)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 1.26% yield *		196,509
Total Cash Equivalents: 0.3%		$196,509
(Cash Equivalents Identified Cost $196,509)

Total Portfolio Value: 98.9%		$55,213,633
(Total Portfolio Identified Cost $54,682,337)

Other Assets Less Liabilities 1.1%		$593,106

Total Net Assets 100.0%		$55,806,739

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund III	Portfolio of Investment June 30, 2008 - Unaudited

Fixed Income Securities - Bonds
	Face Value	Market Value
Finance
Allstate Corporation, 7.200% Due 12/01/09	500,000	520,612
Citigroup Incorporated Notes, 6.000% Due 02/21/12	750,000	756,671
Associates Corporation, 7.950% Due 02/15/10	642,000	672,893
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	805,677
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,600,000	1,465,886
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	939,392
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,106,339
General Electric Capital Corporation, 6.000% Due 06/15/12	1,000,000	1,034,289
IBM Corporation Senior Unsecured Notes, 5.700% Due 09/14/17	1,820,000	1,850,430
J.P. Morgan and Company Subordinated Notes, 5.250% Due 01/30/13	1,000,000	984,384
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	904,877
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	1,000,000	912,346
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	500,000	525,166
Suntrust Banks Inc., 7.750% Due 05/01/10	500,000	519,208
US Bancorp Subordinated Notes, 6.300% Due 07/15/08	1,000,000	1,000,934
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/14	980,000	913,626
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,650,000	1,630,094
Total Finance: 31.3%		$16,542,824

Industrial
Emerson Electric Corporation Senior Notes, 5.375% Due 10/15/17	1,117,000	1,118,520
General Electric Company Notes, 5.000% Due 02/01/13	500,000	504,109
Lowes Companies, Inc., 8.250% Due 06/01/10	500,000	535,885
Target Corporation, 6.350% Due 01/15/11	400,000	417,390
United Technologies Corporation Senior Notes, 5.375% Due 12/15/17	1,000,000	1,001,039
Wal-Mart Stores, 4.500% Due 07/01/15	1,000,000	981,459
Wal-Mart Stores, 6.875% Due 08/10/09	500,000	518,519
Washington Post, 5.500% Due 02/15/09	500,000	506,557
Total Industrial: 10.6%		$5,583,478

Utilities
Bellsouth Capital Funding, 7.750% Due 02/15/10	500,000	525,787
Georgia Power Company Unsubordinated Notes, 5.700% Due 06/01/17	425,000	434,716
GTE Corporation, 7.510% Due 04/01/09	500,000	513,465
National Rural Utilities Corporation Collateral Trust, 5.450% Due 04/10/17	800,000	782,336
National Rural Utilities Corporation Collateral Trust, 5.700% Due 01/15/10	500,000	512,924
Alabama Power Company Senior Notes 5.200% Due 1/15/16	715,000	706,099
Total Utilities: 6.6%		$3,475,327

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	2,000,000	2,040,006
Federal Farm Credit Bank, 5.875% Due 10/03/16	2,025,000	2,196,094
Federal Home Loan Bank, 5.130% Due 05/24/13	800,000	835,738
Federal Home Loan Bank, 5.500% Due 12/11/13	1,000,000	1,062,544
Federal Home Loan Bank, 7.605% Due 02/25/15	500,000	530,201
Federal Home Loan Mortgage Corp., 4.375% Due 11/09/11	800,000	815,113
Federal Home Loan Mortgage Corp., 5.000% Due 07/15/14	500,000	518,159
Freddie Mac CMO, Pool 3174 Class PY, 5.000% Due 08/15/19	835,000	798,774
Freddie Mac CMO, Series 3289 Class ND, 5.500% Due 06/15/35	875,000	868,469
Tennessee Valley Authority, 6.250% Due 12/15/17	500,000	556,435
Total United States Government Agency Obligations: 19.4%		$10,221,533

United States Government Agency Obligations - Mortgage Backed Securities
Federal Home Loan Mortgage Corp. Pool 2513 Class VK, 5.500% Due 09/15/13	1,109,003	1,132,161
Federal Home Loan Mortgage Corp., Pool 2877 Class AL, 5.000% Due 10/15/24	350,000	338,108
Federal Home Loan Mortgage Corp., Pool 2963 Class DM, 5.500% Due 08/15/33	2,000,000	2,009,630
Federal Home Loan Mortgage Corp., Pool 2985 Class GE, 5.500% Due 06/15/25	700,000	693,278
Federal National Mortgage Association DUS Pool 385365, 4.970% Due 08/01/09	1,000,000	1,003,978
Government National Mortgage Association, 5.500% Due 02/15/17	215,059	219,466
Ginnie Mae CMO Pool 2003-70 Class TE, 5.500% Due 02/20/33	1,000,000	1,000,127
Total United States Government Agency Obligations - Mortgage Backed Securities: 12.1%		$6,396,748

United States Government Treasury Obligations
United States Treasury Bond, 4.500% Due 02/15/16	2,500,000	2,630,665
United States Treasury Note, 4.625% Due 02/15/17	2,000,000	2,106,252
United States Treasury Bond, 4.250% Due 11/15/14	2,500,000	2,610,940
United States Treasury Note, 4.125 Due 05/15/15	2,000,000	2,067,344
United States Treasury Note, 4.750% Due 05/15/14	400,000	428,938
Total United States Government Treasury Obligations: 18.7%		$9,844,139

Total Fixed Income - Bonds: 98.7%		$52,064,049
(Fixed Income Identified Cost $51,551,356)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 1.26% yield *		28,106
Total Cash Equivalents: 0.1%		$28,106
(Cash Equivalents Identified Cost $28,106)

Total Portfolio Value: 98.8%		$52,092,155
(Total Portfolio Identified Cost $51,579,462)

Other Assets Less Liabilities 1.2%		$664,619

Total Net Assets 100.0%		$52,756,774

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.

The accompanying notes are an integral part of these financial statements.

8

Johnson Enhanced Return Fund	Portfolio of Investment June 30, 2008 - Unaudited

Fixed Income Securities - Bonds
	Face Value	Market Value
Finance
American Financial Group, 7.125% Due 04/15/09	180,000	183,148
American Express Senior Unsecured Notes, 5.250% Due 09/12/11	1,000,000	990,124
Bank of America Subordinated Notes, 7.125% Due 03/01/09	253,000	256,949
Bank of America Subordinated Notes, 7.125% Due 10/15/11	800,000	832,825
Bank of America Corporation, 7.500% Due 03/15/12	500,000	539,043
BB&T Corporation Subordinated Notes, 6.500% Due 08/01/11	1,000,000	1,014,068
Bank of New York Mellon, 6.375% Due 04/01/12	510,000	526,911
Associates Corporation (Citigroup), 6.875% Due 11/15/08	278,000	281,099
Citicorp Subordinated Notes, 7.250% Due 09/01/08	701,000	705,156
Duke-Weeks Realty Senior Notes, 7.750% Due 11/15/09	460,000	470,163
Equity Residential Properties Notes, 4.750% Due 06/15/09	355,000	352,187
Equity Residential Properties Notes, 6.950% Due 03/02/11	1,000,000	1,026,116
Fifth Third Bank Notes, 4.200% Due 02/23/10	1,250,000	1,199,469
Genworth Financial Notes, 4.750% Due 6/15/09	500,000	497,562
J.P. Morgan and Company, 6.250% Due 1/15/09	445,000	449,328
Key Bank NA Subordinated Notes, 5.700% Due 08/15/12	1,010,000	947,576
Legg Mason Senior Notes, 6.750% Due 07/02/08	228,000	228,000
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	500,000	509,792
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	355,000	372,868
Morgan Stanley Dean Witter, 3.875% Due 1/15/09	500,000	498,128
Morgan Stanley Dean Witter Unsubordinated Note, 6.750% Due 04/15/11	1,000,000	1,026,441
US Bank NA Notes, 5.700% Due 12/15/08	114,000	115,169
US Bank NA Subordinated Notes, 6.375% Due 08/01/11	1,150,000	1,201,998
Wachovia Corp., 6.000% Due 10/30/08	113,000	113,645
Total Finance: 27.5%		$14,337,765

Industrial
Abbott Laboratories Senior Unsecured Notes 3.75% Due 3/15/11	1,020,000	1,017,667
Becton Dickinson, 7.150% Due 10/01/09	810,000	836,536
Emerson Electric Company 4.5% Due 5/1/13	1,000,000	990,754
General Electric Capital Corp Notes, 6.000% Due 6/15/12	2,313,000	2,392,310
IBM Corp, 4.750% Due 11/29/12	1,141,000	1,157,932
Kellogg Corporation Senior Unsecured Notes, 5.125% Due 12/03/12	1,000,000	1,014,145
Pepsico Incorporated Senior Unsecured Notes, 4.650% Due 02/15/13	500,000	507,946
United Technologies Corporation Notes, 7.125% Due 11/15/10	444,000	478,961
Wal-Mart Stores 4.5500% Due 05/01/13	1,500,000	1,508,547
Total Industrial: 19.0%		$9,904,798

Utilities
Wisconsin Power & Light Debentures, 7.625% Due 03/01/10	865,000	909,211
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	250,000	251,740
National Rural Utilities Collateral Trust, 5.700% Due 01/15/10	309,000	316,987
National Rural Utilities Collateral Trust, 5.750% Due 11/01/08	353,000	355,249
Alabama Power Company Notes, 4.700% Due 12/01/10	275,000	279,089
Alabama Power Senior Notes, 5.375% Due 10/01/08	500,000	501,727
Florida Power and Light First Mortgage, 5.875% Due 04/01/09	1,050,000	1,064,958
Total Utilities: 7.1%		$3,678,961

United States Government Agency Obligations
Federal Home Loan Bank, 4.875% Due 12/14/12	2,140,000	2,214,267
Federal Home Loan Mortgage Corp., 5.125% Due 02/27/09	1,000,000	1,015,069
Federal National Mortgage Associates Notes(Callable 2/25/09 @ $100)3.2500% Due 2/25/11	500,000	497,271
Federal National Mortgage Associates Notes(Callable 10/8/08 @ $100)4.0% Due 4/8/13	2,060,000	2,049,278
Federal National Mortgage Association, 5.500% Due 07/09/10	1,735,000	1,757,850
Federal Home Loan Mortgage Corp Notes, 5.4000% Due 02/02/12	1,260,000	1,275,974
Total United States Government Agency Obligations: 16.9%		$8,809,709

United States Government Treasury Obligations
United States Treasury Bill, 0.000% Due 09/18/08 * (a)	3,790,000	3,774,988
Total United States Government Treasury Obligations: 7.2%		$3,774,988

United States Government Agency Obligations - Mortgage Backed Securities
Freddie Mac 5 Year Balloon MBS, 4.500% Due 09/01/09	723,380	731,703
Freddie Mac Gold 7 Year Balloon, 4.500% Due 06/01/11	2,094,579	2,118,779
Freddie Mac Gold 7 Year Balloon, 4.500% Due 05/01/12	411,350	416,090
Federal Home Loan Bank CMO Series 00-0582 Cl. H, 4.750% Due 10/25/10	645,400	648,769
Freddie Mac CMO Pool 2583 Class ND, 4.250% Due 12/15/10	2,018,907	2,023,562
Fannie Mae CMO Pool 2006-54 Class PE, 6.000% Due 02/25/33	868,799	896,526
Federal National Mortgage CMO Pool 2003-20 Cl. HR, 4.500% Due 10/25/16	429,854	431,257
Gov't Nat'l Mortgage Assoc CMO - POOL 2004-95 Class QA, 4.5000% Due 03/20/34	2,243,360	2,199,009
Total United States Government Agency Obligations - Mortgage Backed Securities: 18.2%		$9,465,695

Municipal Bonds
Indiana State Finance Authority Revenue 5.00% Due 11/01/13	1,000,000	1,054,370
Total Municipal Bonds: 2.0%		$1,054,370

Total Fixed Income - Bonds: 97.9%		$51,026,286
(Fixed Income Identified Cost $51,062,485)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 1.26% yield **		542,732
Total Cash Equivalents: 1.0%		$542,732
(Cash Equivalents Identified Cost $542,732)

Total Portfolio Value: 98.9%		$51,569,018
(Total Portfolio Identified Cost $51,605,217)

Other Assets Less Liabilities 1.1%		$571,451

Total Net Assets: 100.0%		$52,140,469

Futures Contracts	Long	Unrealized
	Contracts	Depreciation
E-mini Standard & Poors 500 expiring September 2008	810	$(4,351,154)
(Notional Value of $51,840,000)

* Non-income producing security.
** Variable rate security, the coupon rate shown represents the rate as of June 30, 2008.
(a) - Pledged as collateral on Futures Contracts

The accompanying notes are an integral part of these financial statements.

9

JOHNSON MUTUAL FUNDS	June 30, 2008 - Unaudited

Statement of Assets and Liabilities

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
Assets:
Investment Securities at Market Value*	$55,941,811	$55,213,633	$52,092,155	$51,569,018
Dividends and Interest Receivable	716,509	605,471	676,314	542,586
Receivable for Variation Margin on Futures Contracts	0	0	0	44,550
Total Assets	$56,658,320	$55,819,104	$52,768,469	$52,156,154

Liabilities:
Accrued Management Fees	$12,539	$12,365	$11,695	$15,685
Total Liabilities	$12,539	$12,365	$11,695	$15,685

Net Assets	$56,645,781	$55,806,739	$52,756,774	$52,140,469

Net Assets Consist of:
Paid in Capital	$57,558,759	$55,682,135	$51,977,098	$63,058,950
Accumulated Undistributed Net Investment Income (Loss)	(1,969)	(2,892)	(1,133)	79,694
Accumulated Undistributed Net Realized Gain
(Loss) from Security Transactions	(1,094,496)	(403,800)	268,116	(6,610,822)
Net Unrealized Gain (Loss) on Investments	183,487	531,296	512,693	(36,199)
Net Unrealized Gain (Loss) on Futures Contracts	0	0	0	(4,351,154)

Net Assets	$56,645,781	$55,806,739	$52,756,774	$52,140,469

Shares Outstanding (Unlimited
Amount Authorized)	3,844,219	3,695,273	3,462,799	4,041,184

Offering, Redemption and
Net Asset Value Per Share	$14.74	$15.10	$15.24	$12.90

*Identified Cost of Securities	$55,758,324	$54,682,337	$51,579,462	$51,605,217

The accompanying notes are an integral part of these financial statements.

10

JOHNSON MUTUAL FUNDS	June 30, 2008 - Unaudited

Statement of Operations

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
	Period Ended	Period Ended	Period Ended	Period Ended
	6/30/2008	6/30/2008	6/30/2008	6/30/2008
Investment Income:
Interest	$1,263,349	$1,340,724	$1,350,956	$1,207,361
Total Investment Income	$1,263,349	$1,340,724	$1,350,956	$1,207,361
Expenses:
Gross Management Fee	$84,455	$83,797	$79,697	$272,449
Total Expenses	$84,455	$83,797	$79,697	$272,449
Management Fee Waiver
(See accompanying note #3)	$(6,675)	$(6,623)	$(6,299)	$(177,092)
Net Expenses	$77,780	$77,174	$73,398	$95,357

Net Investment Income	$1,185,569	$1,263,550	$1,277,558	$1,112,004

Net Realized Gain from
Security Transactions	$49,315	$16,031	$397,003	$55,911
Net Realized (Loss) from
Futures Contracts	-	-	-	(3,562,245)
Net Unrealized (Loss)
on Investments	(410,443)	(492,243)	(863,450)	(437,130)
Net Unrealized (Loss)
on Futures Contracts	-	-	-	(4,154,854)

Net Loss on Investments	$(361,128)	$(476,212)	$(466,447)	$(8,098,318)

Net Increase (Decrease) in Net Assets
from Operations	$824,441	$787,338	$811,111	$(6,986,314)

The accompanying notes are an integral part of these financial statements.

11

JOHNSON MUTUAL FUNDS	June 30, 2008

Statement of Changes in Net Assets

	JIC		JIC		JIC		Johnson
	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III		Enhanced Return Fund
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/08*	12/31/2007	6/30/08*	12/31/2007	6/30/08*	12/31/2007	6/30/08*	12/31/2007
Operations:
Net Investment Income	$1,185,569	$2,466,229	$1,263,550	$2,668,624	$1,277,558	$2,710,986	$1,112,004	$2,547,970
Net Realized Gain (Loss)
from Security Transactions	49,315	(62,197)	16,031	(122,658)	397,003	(75,533)	55,911	54,840
Net Realized Gain (Loss)
from Futures Contracts	0	0	0	0	0	0	(3,562,245)	664,777
Net Unrealized Gain (Loss)
on Investments	(410,443)	1,045,757	(492,243)	1,398,441	(863,450)	1,432,992	(437,130)	413,436
Net Unrealized (Loss)
on Futures Contracts	-	0	0	0	0	0	(4,154,854)	(724,716)
Net Increase (Decrease) in Net
Assets from Operations	$824,441	$3,449,789	$787,338	$3,944,407	$811,111	$4,068,445	$(6,986,314)	$2,956,307

Distributions to Shareholders:
Net Investment Income	$(1,188,147)	$(2,466,113)	$(1,266,778)	$(2,668,613)	$(1,278,743)	$(2,710,934)	$(1,094,391)	$(2,485,889)
Net Realized Gain from
Security Transactions	0	0	0	0	0	0	0	$(4,412,372)
Net (Decrease) in Assets
from Distributions	$(1,188,147)	$(2,466,113)	$(1,266,778)	$(2,668,613)	$(1,278,743)	$(2,710,934)	$(1,094,391)	$(6,898,261)

Capital Share Transactions:
Proceeds From Sale of Shares	$3,479,165	$10,722,540	$2,615,225	$9,309,961	$2,374,168	$9,250,958	$4,500,000	$445,000
Net Asset Value of Shares Issued on
Accumulated Undistributed Net Investment Income (Loss)	0	0	0	0	0	0	1,094,391	6,898,261
Cost of Shares Redeemed Accumulated Undistributed Net Realized Gain	(6,443,616)	(9,401,193)	(6,588,504)	(8,169,595)	(6,754,507)	(7,670,450)	-	(1,137,640)
Net Increase (Decrease) in Assets
from Capital Share Transactions	$(2,964,451)	$1,321,347	$(3,973,279)	$1,140,366	$(4,380,339)	$1,580,508	$5,594,391	$6,205,621

Net Change in Net Assets	$(3,328,157)	$2,305,023	$(4,452,719)	$2,416,160	$(4,847,971)	$2,938,019	$(2,486,314)	$2,263,667

Net Assets at Beginning of Period	$59,973,938	$57,668,915	$60,259,458	$57,843,298	$57,604,745	$54,666,726	$54,626,783	$52,363,116

Net Assets at End of Period	$56,645,781	$59,973,938	$55,806,739	$60,259,458	$52,756,774	$57,604,745	$52,140,469	$54,626,783

Including Accumulated Undistributed
Net Investment Income (Loss)	$(1,969)	$609	$(2,892)	$336	$(1,133)	$52	$79,694	$62,081

* Unaudited

The accompanying notes are an integral part of these financial statements.

12

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund I:

	Unaudited
	1/1/2008 to		Year Ended December 31
	6/30/2008		2007	2006	2005	2004	2003

Net Asset Value Beginning of Period	$14.84		$14.60	$14.54	$14.77	$15.05	$15.26

Operations:
Net Investment Income	$0.31		$0.61	$0.56	$0.50	$0.47	$0.61
Net Gains (Losses) on Securities
(Realized and Unrealized)	$(0.10)		$0.24	$0.06	$(0.23)	$(0.26)	$(0.21)
Total Operations	$0.21		$0.85	$0.62	$0.27	$0.21	$0.40

Distributions:
Dividends from Net Investment Income	$(0.31)		$(0.61)	$(0.56)	$(0.50)	$(0.49)	$(0.61)
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.31)		$(0.61)	$(0.56)	$(0.50)	$(0.49)	$(0.61)

Net Asset Value at End of Period	$14.74		$14.84	$14.60	$14.54	$14.77	$15.05

Total Return(a)	1.41	%(b)	5.96%	4.39%	1.87%	1.45%	2.66%

Net Assets End of Period (Millions)	$56.65		$59.97	$57.67	$56.40	$53.52	$47.95

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(c)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27	%(c)	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.13	%(c)	4.14%	3.88%	3.43%	3.32%	4.03%
Average Net Assets after Waiver	4.16	%(c)	4.16%

Portfolio Turnover Rate	28.38%		25.40%	26.22%	28.26%	40.71%	34.12%

(a):	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b):	Not annualized.
(c):	Annualized.
(d):	In 2008 and 2007, the Adviser waived a portion of the 0.30% maximum management fee to sustain a net fee of 0.27% and 0.28%, respectively. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

13

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund II:

	Unaudited
	1/1/2008 to		Year Ended December 31
	6/30/2008		2007	2006	2005	2004	2003

Net Asset Value Beginning of Period	$15.26		$14.94	$14.99	$15.36	$15.68	$16.00

Operations:
Net Investment Income	$0.34		$0.68	$0.66	$0.63	$0.61	$0.73
Net Gains (Losses) on Securities
(Realized and Unrealized)	$(0.16)		$0.32	$(0.05)	$(0.37)	$(0.28)	$(0.24)
Total Operations	$0.18		$1.00	$0.61	$0.26	$0.33	$0.49

Distributions:
Dividends from Net Investment Income	$(0.34)		$(0.68)	$(0.66)	$(0.63)	$(0.65)	$(0.73)
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00	$0.00	$(0.08)
Total Distributions	$(0.34)		$(0.68)	$(0.66)	$(0.63)	$(0.65)	$(0.81)

Net Asset Value at End of Period	$15.10		$15.26	$14.94	$14.99	$15.36	$15.68

Total Return(a)	1.19	%(b)	6.87%	4.18%	1.71%	2.13%	3.08%

Net Assets End of Period (Millions)	$55.81		$60.26	$57.84	$55.96	$53.38	$47.52

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(c)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27	%(c)	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.43	%(c)	4.51%	4.43%	4.14%	4.17%	4.59%
Average Net Assets after Waiver	4.46	%(c)	4.53%

Portfolio Turnover Rate	12.80%		16.41%	17.25%	23.35%	39.20%	31.97%

(a):	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b):	Not annualized.
(c):	Annualized.
(d):	In 2008 and 2007, the Adviser waived a portion of the 0.30% maximum management fee to sustain a net fee of 0.27% and 0.28%, respectively. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

14

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund III:

	Unaudited
	1/1/2008 to		Year Ended December 31
	6/30/2008		2007	2006	2005	2004	2003

Net Asset Value Beginning of Period	$15.40		$15.05	$15.21	$15.68	$15.95	$16.28

Operations:
Net Investment Income	$0.37		$0.73	$0.73	$0.72	$0.71	$0.80
Net Gains (Losses) on Securities
(Realized and Unrealized)	$(0.16)		$0.35	$(0.16)	$(0.47)	$(0.20)	$(0.21)
Total Operations	$0.21		$1.08	$0.57	$0.25	$0.51	$0.59

Distributions:
Dividends from Net Investment Income	$(0.37)		$(0.73)	$(0.73)	$(0.72)	$(0.75)	$(0.80)
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00	$(0.03)	$(0.12)
Total Distributions	$(0.37)		$(0.73)	$(0.73)	$(0.72)	$(0.78)	$(0.92)

Net Asset Value at End of Period	$15.24		$15.40	$15.05	$15.21	$15.68	$15.95

Total Return(a)	1.35	%(b)	7.42%	3.92%	1.65%	3.31%	3.67%

Net Assets End of Period (Millions)	$52.76		$57.60	$54.67	$51.61	$46.62	$41.90

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(c)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.27	%(c)	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.72	%(c)	4.83%	4.89%	4.70%	4.75%	4.94%
Average Net Assets after Waiver	4.75	%(c)	4.85%

Portfolio Turnover Rate	10.33%		17.73%	14.71%	31.83%	14.48%	20.20%

(a):	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b):	Not annualized.
(c):	Annualized.
(d):	In 2008 and 2007, the Adviser waived a portion of the 0.30% maximum management fee to sustain a net fee of 0.27% and 0.28%, respectively. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

15

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout the Period for the Enhanced Return Fund:

	Unaudited
	1/1/2008 to		Period Ended December 31
	6/30/2008		2007	2006	2005*

Net Asset Value Beginning of Period	$15.03		$16.20	$15.00	$0.00

Operations:
Net Investment Income	$0.28		$0.78	$0.51	$0.00
Net Gains (Losses) on Securities and
Futures Contracts (Realized and Unrealized)	$(2.13)		$0.14	$1.80	$0.00
Total Operations	$(1.85)		$0.92	$2.31	$0.00

Distributions:
Dividends from Net Investment Income	$(0.28)		$(0.76)	$(0.53)	$0.00
Distributions from Net Realized Capital Gains	$0.00		$(1.33)	$(0.58)	$0.00
Total Distributions	$(0.28)		$(2.09)	$(1.11)	$0.00

Net Asset Value at End of Period	$12.90		$15.03	$16.20	$15.00

Total Return(a)	(12.40	%)(b)	5.66%	15.59%	0.00%

Net Assets End of Period (Millions)	$52.14		$54.63	$52.36	$0.98

Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(c)	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.35	%(c)	0.35%	0.35%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.44	%(c)	4.00%	4.08%	0.00%
Average Net Assets after Waiver	4.09	%(c)	4.65%	4.73%	0.00%

Portfolio Turnover Rate	14.39%		37.32%	17.30%	0.00%

* Commencement Date December 30, 2005
(a):	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b):	Not annualized.
(c):	Annualized.
(d):
In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, 2007 and 2008, the Adviser waived a portion of the 1.00% maximum fee to sustain a net fee of 0.35%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2009. (See accompanying note #3)

The accompanying notes are an integral part of these financial statements.

16

NOTES TO THE FINANCIAL STATEMENTS

1) Organization:

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2) Summary of Significant Accounting Policies:

Security Valuation and Transactions:

The investments in securities are stated at market value. Valuation is determined as of 4:00 p.m. Eastern time on each day that the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. Security transactions are accounted for on trade date. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Effective January 1, 2008, the Funds adopted FASB Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical securities
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s net assets as of June 30, 2008:

	Valuation Inputs
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
JIC Institutional Bond Fund I - Investments in Securities	$355,991	$55,585,820	0	$55,941,811
JIC Institutional Bond Fund II -Investments in Securities	$196,509	$55,017,124	0	$55,213,633
JIC Institutional Bond Fund III -Investments in Securities	$28,106	$52,064,049	0	$52,092,155
Enhanced Return Fund -
Investments in Securities	$542,732	$51,026,286	0	$51,569,018
Other Financial Instruments*	($4,351,154)			($4,351,154)

*Other financial instruments are futures contracts not reflected in the Portfolio of Investments, which are valued at the unrealized depreciation on the contracts.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Financial Futures Contracts:

Futures contracts held by the Enhanced Return Fund are valued using the settlement price established each day on the exchange on which they are traded. The Enhanced Return Fund invests in stock index futures only for the replication of returns, not speculation. Upon entering into a financial futures contract the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transaction involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Balance of Net Due from Broker as of June 30, 2008:

Net variation margin receivable on futures contracts as of 06/30/08:	$44,550
Net Due from Broker:	$44,550

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

17

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

Effective June 29, 2007 the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

As of and during the period ended June 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the period ended June 30, 2008, there were no such reclassifications.

3) Investment Advisory Agreement:

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III pays the Adviser a management fee at the annual rate of 0.27%, after the contractual waiver described below, of the Fund's average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Advisor a management fee at the annual rate of 0.35%, after the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the six months ended June 30, 2008 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.27%. The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after December 31, 2009. Also, the Adviser has agreed to waive a part of the management fee for the Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%. The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2009.

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.03%	0.27%	$ 77,780	$ 6,675
JIC Institutional Bond Fund II	0.30%	0.03%	0.27%	$ 77,174	$ 6,623
JIC Institutional Bond Fund III	0.30%	0.03%	0.27%	$ 73,398	$ 6,299
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$ 95,357	$177,092

At June 30, 2008, management fees payable amounted to $12,539, $12,365, $11,695 and $15,685 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III and Johnson Enhanced Return Funds, respectively.

4) Related Party Transactions:

All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. Total compensation for the Trustees as a group was $17,500 for the six months ended June 30, 2008, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of thirteen Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2008, Covie and Company owned in aggregate 100% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III. At June 30, 2008, US Bank held in aggregate 72.46% of the Enhanced Return Fund in an omnibus account for the benefit of clients of Johnson Investment Counsel, Inc., and the R C Archdiocese of Indianapolis owned in aggregate 27.54% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

5) Purchases and Sales of Securities:

For the six months ended June 30, 2008, purchases and sales of investment securities aggregated:

18

	Investment Securities Other Than Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$15,342,464	$13,918,278	$0	$3,935,576
JIC Institutional Bond Fund II	$8,612,133	$11,726,168	$0	$368,411
JIC Institutional Bond Fund III	$5,514,043	$4,798,131	$0	$4,601,702
Johnson Enhanced Return Fund	$16,222,331	$14,773,298	$7,129,685	$8,900,291

6) Share Transactions:

As of June 30, 2008, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value next determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

Share Transactions for the Period January 1 - June 30, 2008:

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Shares Sold to Investors	232,326	169,638	152,217	324,240
Shares Issued on Reinvestment Dividends	0	0	0	81,724
Subtotal	232,326	169,638	152,217	405,964
Shares Redeemed	(428,681)	(424,251)	(429,082)	0
Net Increase/Decrease During Period	(196,355)	(254,613)	(276,865)	405,964
Shares Outstanding:
January 1, 2008 (Beginning of Period)	4,040,574	3,949,886	3,739,664	3,635,220
June 30, 2008 (End of Period)	3,844,219	3,695,273	3,462,799	4,041,184

7) Security Transactions:

For Federal income tax purposes, the cost of investments owned on June 30, 2008 was the same as identified cost for the Funds. As of June 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$55,758,324	$545,314	$(361,827)	$183,487
JIC Institutional Bond Fund II	$54,682,337	$1,246,845	$(715,549)	$531,296
JIC Institutional Bond Fund III	$55,579,462	$1,270,395	$(757,702)	$512,693
Johnson Enhanced Return Fund	$51,605,217	$326,376	$(362,575)	$(36,199)

8) Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9) Net Investment Income and Net Realized Capital Losses:

As of December 31, 2007, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009, ($941,004) expiring in 2010, ($18,453) expiring in 2011, ($9,554) expiring in 2012, ($88,244) expiring in 2013, ($16,113) expiring in 2014 and ($62,197) expiring in 2015. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2007, the JIC Institutional Bond Fund II had accumulated net realized capital loss carryovers of ($50,432) expiring in 2012, ($215,538) expiring in 2013, ($31,203) expiring in 2014 and ($122,658) expiring in 2015. To the extent that the JIC Institutional Bond Fund II realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2007, the JIC Institutional Bond Fund III had accumulated net realized capital loss carryovers of ($53,355) expiring in 2013 and ($75,532) expiring in 2015. To the extent that the JIC Institutional Bond Fund III realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

19

10) Distributions to Shareholders:

JIC Institutional Bond Fund I
The tax character of distributions paid is as follows:	2008	2007
Distributions paid from:
Ordinary Income	$1,188,147	$2,466,113
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$1,188,147	$2,466,113

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$609
Capital Loss Carryforward	(1,143,811)
Unrealized Appreciation/(Depreciation)	593,930
Total distributable earnings on a tax basis	$(549,272)

JIC Institutional Bond Fund II
The tax character of distributions paid is as follows:	2008	2007
Distributions paid from:
Ordinary Income	$1,266,778	$2,668,613
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$1,266,778	$2,668,613

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$336
Capital Loss Carryforward	(419,831)
Unrealized Appreciation/(Depreciation)	1,023,539
Total distributable earnings on a tax basis	$604,044

JIC Institutional Bond Fund III
The tax character of distributions paid is as follows:	2008	2007
Distributions paid from:
Ordinary Income	$1,278,743	$2,710,934
Net Realized Long-Term Capital Gain	0	0
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$1,278,743	$2,710,934

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$52
Capital Loss Carryforward	(128,887)
Unrealized Appreciation/(Depreciation)	1,376,143
Total distributable earnings on a tax basis	$1,247,308

Johnson Enhanced Return Fund
The tax character of distributions paid is as follows:	2008	2007
Distributions paid from:
Ordinary Income	$1,094,391	$2,485,889
Net Realized Long-Term Capital Gain	0	2,639,107
Net Realized Short-Term Capital Gain	0	1,773,265
Total distributions paid	$1,094,391	$6,898,261

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$11,307
Unrealized Appreciation/(Depreciation)	(2,849,083)
Total distributable earnings on a tax basis	$(2,837,776)

20

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2007 and held through June 30, 2008.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value December 31, 2007	Ending Account Value June 30, 2008	Expenses Paid During Period* December 31, 2007 - June 30, 2008
Actual	$1,000.00	$1,014.10	$1.36
Hypothetical	$1,000.00	$1,023.81	$1.41

JIC Institutional Bond Fund II	Beginning Account Value December 31, 2007	Ending Account Value June 30, 2008	Expenses Paid During Period* December 31, 2007 - June 30, 2008
Actual	$1,000.00	$1,011.95	$1.36
Hypothetical	$1,000.00	$1,023.81	$1.41

JIC Institutional Bond Fund III	Beginning Account Value December 31, 2007	Ending Account Value June 30, 2008	Expenses Paid During Period* December 31, 2007 - June 30, 2008
Actual	$1,000.00	$1,013.49	$1.37
Hypothetical	$1,000.00	$1,023.81	$1.41

Johnson Enhanced Return Fund	Beginning Account Value December 31, 2007	Ending Account Value June 30, 2008	Expenses Paid During Period* December 31, 2007 - June 30, 2008
Actual	$1,000.00	$873.48	$1.62
Hypothetical	$1,000.00	$1,023.44	$1.79

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.27%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

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ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at
513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

22

Review and Renewal of Management Agreements

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 30, 2008. The Trustees reviewed a memorandum discussing, among other things, the Adviser’s business, its personnel and operations, the compensation received for management services, performance for the most recently completed fiscal year end, economies of scale and compliance.

As to the performance of the Funds, the Trustees noted that they had discussed the December 31, 2007 performance data in great detail at the February 28, 2008 Board meeting. The Trustees also reviewed the March 31, 2008 performance data, which included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and, with respect to the retail Funds, compared to a peer group of similar mutual funds. The Trustees noted that several of the equity funds had performed particularly well for the first four months of 2008. After discussion, the Trustees indicated that it was their consensus that the performance of each Fund was reasonable, particularly given the explanations received for the few Funds that had underperformed.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive. It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2007 by each Fund, in total dollars. The Trustees also reviewed reviewed a report, which indicated average expense ratios for mutual funds in comparative categories and for specific local and national funds. The Trustees agreed that the information on industry averages was most helpful. They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, and that this must be considered when approving the agreements. The Trustees noted that each Johnson Fund had a ranking in the lower third of its Morningstar universe, and that most of the Funds had rankings significantly below the mean. The Trustees also discussed the profitability of the Funds to the Adviser. A representative of the Adviser reported on the Adviser’s financial condition.

23

The Trustees concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis and they did not wish to penalize the Adviser for its efficiency or provide some incentive to be less efficient in the future. The Trustees indicated that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, that there was no way that excessive profit could be derived from the Funds. They indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, they would consider requesting break points.

In conclusion, the Trustees indicated that they were highly satisfied with the quality of services provided in the past. The did not identify any single factor as controlling in their considerations, and determined based on their review that the renewal of the applicable Management Agreement was in the best interest of each Fund and its shareholders.

24

TRUSTEES AND OFFICERS (Unauditied)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEE
Timothy E. Johnson (66) 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	13	Director, Kendle International, Inc.
INDEPENDENT TRUSTEES
Ronald H. McSwain (65) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	13	None
Kenneth S. Shull (79) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	13	None
John R. Green (66) 3777 West Fork Rd. Cincinnati, OH 45247		Trustee	Since 2006	Retired from The Procter & Gamble Company	13	None
James J. Berrens (42) 3777 West Fork Rd Cincinnati, OH 45247		Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company From 2001 to 2005	13	None
OFFICERS
Dale H. Coates (49) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (44) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (42) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (36) 3777 West Fork Road Cincinnati, Ohio 45247		Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	NA	NA

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Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian
National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable - schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 25, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 8, 2008

By: /s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date September 8, 2008

* Print the name and title of each signing officer under his or her signature.